                                                                    EXHIBIT 10.4
                                    FORM OF
                           -------------------------

                           EQUIPMENT LEASE AGREEMENT

                                 (GARC II 98-A)

                         Dated as of September 1, 1998

                                    between

                          GARC II 98-A RAILCAR TRUST,
                         By: Wilmington Trust Company,
                    not in its individual capacity except as
             expressly provided herein but solely as Owner Trustee,
                                     Lessor

                                      and

                    GENERAL AMERICAN RAILCAR CORPORATION II,
                                     Lessee

                       Tank Cars and Covered Hopper Cars

                           -------------------------

    CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE,
THE EQUIPMENT COVERED HEREBY AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, STATE STREET BANK AND TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE AND SECURITY AGREEMENT (GARC II 98-A), DATED AS OF SEPTEMBER 1, 1998 BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND LESSOR, AS DEBTOR. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE TRUSTEE AT ITS ADDRESS SET FORTH IN
SECTION 20 OF THIS LEASE. SEE SECTION 25.2 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF

                          -------------------------

                               TABLE OF CONTENTS
                               -----------------

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

SECTION 1.        Definitions.........................................................     1

SECTION 2.        Acceptance and Leasing of Equipment.................................     1

SECTION 3.        Term and Rent.......................................................     1
                  Section 3.1.     Lease Term.........................................     1
                  Section 3.2.     Basic Rent.........................................     2
                  Section 3.3.     Supplemental Rent..................................     2
                  Section 3.4.     Adjustment of Rent.................................     3
                  Section 3.5.     Manner of Payments.................................     3

SECTION 4.        Ownership and Marking of Equipment..................................     3
                  Section 4.1.     Retention of Title.................................     3
                  Section 4.2.     Duty to Number and Mark Equipment..................     4
                  Section 4.3.     Prohibition Against Certain Designations...........     4

SECTION 5.        Disclaimer of Warranties............................................     5
                  Section 5.1.     Disclaimer of Warranties...........................     5

SECTION 6.        Return of Equipment; Storage........................................     6
                  Section 6.1.     Return; Holdover Rent..............................     6
                  Section 6.2.     Condition of Equipment.............................     8

SECTION 7.        Liens...............................................................     9

SECTION 8.        Maintenance; Possession; Compliance with Laws.......................     9
                  Section 8.1.     Maintenance and Operation..........................     9
                  Section 8.2.     Possession and Use.................................    10
                  Section 8.3.     Sublease...........................................    11

SECTION 9.        Modifications.......................................................    12
                  Section 9.1.     Required Modifications.............................    12
                  Section 9.2.     Optional Modifications.............................    13
                  Section 9.3.     Removal of Property; Replacements..................    13

SECTION 10.       Voluntary Termination...............................................    14
                  Section 10.1.    Right of Termination...............................    14
                  Section 10.2.    Sale of Equipment..................................    15
                  Section 10.3.    Retention of Equipment by Lessor...................    16
                  Section 10.4.    Termination of Lease...............................    17
                  Section 10.5.    Funding of Accounts on Termination.................    17

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                               TABLE OF CONTENTS (cont'd)
                               -----------------

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                                                                                           ----
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SECTION 11.       Loss, Destruction, Requisition, Etc.....................................  17
                  Section 11.1.    Event of Loss..........................................  17
                  Section 11.2.    Replacement or Payment upon Event of Loss..............  18
                  Section 11.3.    Rent Termination.......................................  19
                  Section 11.4.    Disposition of Equipment; Replacement of Unit..........  20
                  Section 11.5.    Eminent Domain.........................................  21

SECTION 12.       Insurance...............................................................  22
                  Section 12.1.    Insurance..............................................  22
                  Section 12.2.    Physical Damage Insurance..............................  23
                  Section 12.3.    Public Liability Insurance.............................  24
                  Section 12.4.    Certificate of Insurance...............................  25
                  Section 12.5.    Additional Insurance...................................  26
                  Section 12.6.    Post Lease Term Insurance..............................  26

SECTION 13.       Reports; Inspection.....................................................  27
                  Section 13.1.    Duty of Lessee to Furnish..............................  27
                  Section 13.2.    Lessor's Inspection Rights.............................  27

SECTION 14.       Lease Events of Default.................................................  28

SECTION 15.       Remedies................................................................  30
                  Section 15.1.    Remedies...............................................  30
                  Section 15.2.    Cumulative Remedies....................................  33
                  Section 15.3.    No Waiver..............................................  33
                  Section 15.4.    Notice of Lease Default................................  33
                  Section 15.5.    Lessee's Duty to Return Equipment Upon Default.........  33
                  Section 15.6.    Specific Performance; Lessor Appointed Lessee's Agent..  34

SECTION 16.       Filings; Further Assurances.............................................  35
                  Section 16.1.    Filings................................................  35
                  Section 16.2.    Further Assurances.....................................  35
                  Section 16.4.    Expenses...............................................  35

SECTION 17.       Lessor's Right to Perform...............................................  36

SECTION 18.       Assignment..............................................................  36
                  Section 18.1.    Assignment by Lessor...................................  36
                  Section 18.2.    Assignment by Lessee...................................  36
                  Section 18.3.    Sublessee's or Others Performance and Rights...........  36

                               -----------------

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                                                                                             ----

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SECTION 19.      Net Lease, etc.............................................................  37

SECTION 20.      Notices....................................................................  38

SECTION 21.      Concerning the Indenture Trustee...........................................  39
                 Section 21.1.    Limitation of the Indenture Trustee's Liabilities.........  39
                 Section 21.2.    Right, Title and Interest of the Indenture Trustee Under
                                  Lease.....................................................  39

SECTION 22.      Purchase Options; Renewal Options; and Deemed Renewals.....................  40
                 Section 22.1.    Early Purchase Option.....................................  40
                 Section 22.2.    Election to Retain or Return Equipment at End of Basic or
                                  Renewal Term..............................................  41
                 Section 22.3.    Purchase Option...........................................  42
                 Section 22.4.    Renewal Option............................................  42
                 Section 22.5.    Rent; Appraisal; Outside Renewal Date.....................  43
                 Section 22.6.    Stipulated Loss Value and Termination Value During
                                  Renewal Term..............................................  44
                 Section 22.7.    Deemed Renewals...........................................  44
                 Section 22.8.    Funding of Accounts on Purchase...........................  44

SECTION 23.      Limitation of Lessor's Liability...........................................  44

SECTION 24.      Investment of Security Funds...............................................  45

SECTION 25.      Miscellaneous..............................................................  45
                 Section 25.1.    Governing Law; Severability...............................  45
                 Section 25.2.    Execution in Counterparts.................................  45
                 Section 25.3.    Headings and Table of Contents; Section References........  45
                 Section 25.4.    Successors and Assigns....................................  45
                 Section 25.5.    True Lease................................................  46
                 Section 25.6.    Amendments and Waivers....................................  46
                 Section 25.7.    Survival..................................................  46
                 Section 25.8.    Business Days.............................................  46
                 Section 25.9.    Directly or Indirectly; Performance by Managers...........  46
                 Section 25.10.   Incorporation by Reference................................  47

                               -----------------

                                                                                           Page
                                                                                           ----
APPENDICES AND EXHIBITS
Exhibit A      --   Form of Lease Supplement.............................................  A-1
Appendix A     --   Definitions

                           EQUIPMENT LEASE AGREEMENT
                                 (GARC II 98-A)


     This Equipment Lease Agreement (GARC II 98-A), dated as of September 1, 1998 (this "Lease"), is by and between GARC II 98-A Railcar Trust by Wilmington Trust Company, not in its individual capacity except as expressly provided herein (in its individual capacity referred to as "WTC"), but solely as trustee under the Trust Agreement ("Lessor"), and General American Railcar Corporation II, a Delaware corporation ("Lessee").

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

 SECTION 1.    Definitions.
               -----------

     Unless otherwise defined herein or required by the context, all capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix A hereto for all purposes of this Lease.

 SECTION 2.    Acceptance and Leasing of Equipment.
               -----------------------------------

     Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.3 of the Participation Agreement) to accept delivery of each Unit from Lessee and to lease such Unit to Lessee hereunder, and Lessee hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4.4 of the Participation Agreement), immediately following such acceptance by Lessor, to lease from Lessor hereunder such Unit, such acceptance by Lessor and lease by Lessee to be evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement covering such Unit, all in accordance with Section 2.3(b) of the Participation Agreement. Lessee hereby agrees that its execution and delivery of a Lease Supplement covering any Unit shall, without further act, irrevocably constitute acceptance by Lessee of such Unit for all purposes of this Lease.

 SECTION 3.    Term and Rent.
               -------------

     Section 3.1    Lease Term.  The basic term of this Lease (the "Basic Term")
                    ----------
shall commence on the Basic Term Commencement Date and, subject to earlier termination pursuant to Section 10, 11, 15 or 22.1, shall expire at 11:59 p.m. (Chicago, Illinois time) on the Basic Term Expiration Date. Subject and pursuant to Section 22.4, Lessee may elect one or more Renewal Terms and, as provided in Section 22.7 hereof, in certain circumstances a Renewal Term shall be deemed to have occurred with respect to some or all of the Units.

     Section 3.2    Basic Rent.  Lessee hereby agrees to pay Lessor Basic Rent
                    ----------
for each Unit throughout the Basic Term applicable thereto in consecutive monthly installments payable on each Rent Payment Date. Each such monthly payment of Basic Rent shall be in an amount equal to the product of the Equipment Cost for such Unit multiplied by the Basic Rent percentage for such Unit set forth opposite such Rent Payment Date on Schedule 3 to the Participation Agreement (as such Schedule 3 shall be adjusted pursuant to Section 2.6 of the Participation Agreement). Basic Rent shall be payable in advance on certain Rent Payment Dates and in arrears on certain Rent Payment Dates, as specified in Schedule 3 to the Participation Agreement, as so adjusted, such Schedule 3 as so adjusted from time to time being incorporated herein by reference. Each installment of Basic Rent that is indicated as payable in advance will be allocated over the month beginning on the Rent Payment Date on which such advance payment is scheduled to be made, and each installment of Basic Rent that is indicated as payable in arrears will be accrued over the month ending on the Rent Payment Date on which such arrears payment is scheduled to be made. It is the intention of Lessor and Lessee that the allocations of Basic Rent set forth on Schedule 3 to the Participation Agreement constitute specific allocations of fixed rent within the meaning of Prop. Treas. Reg. (S) 1.467-1 (c)(2)(ii).

     Notwithstanding anything to the contrary contained herein or in the Participation Agreement, each installment of Basic Rent (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) shall be, under any circumstances and in any event, in an amount at least sufficient for Lessor to pay in full as of the due date of such installment, any payment of principal of and interest on the Equipment Notes required to be paid by Lessor pursuant to the Indenture on such due date in accordance with the Scheduled Amortization.

     Section 3.3    Supplemental Rent.  Lessee also agrees to pay to Lessor, or
                    -----------------
to whomsoever shall be entitled thereto, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. Lessee will also pay, as Supplemental Rent, (i) on demand, to the extent permitted by applicable law, an amount equal to Late Payment Interest on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period from such due date or demand until the same shall be paid,
(ii) as and when due in accordance with the Trust Indenture or the Participation Agreement, any Make-Whole Amount payable with respect to any Equipment Note, including, without limitation, amounts of Make-Whole Amount due in the case of the termination of this Lease with respect to any Unit pursuant to Section 10, in the case of the purchase of any Unit pursuant to Section 22.1 or Section 6.9 of the Participation Agreement, and in the case of any refinancing of the Equipment Notes pursuant to Section 10.2 of the Participation Agreement and
(iii) an amount equal to any other amount payable by Lessor on the Equipment Notes in excess of the principal and interest payments due thereunder. All Supplemental Rent to be paid pursuant to this Section 3.3 shall be payable in the type of funds and in the manner set forth in Section 3.5.

     Section 3.4    Adjustment of Rent.  Lessee and Lessor agree that the Basic
                    ------------------
Rent, Stipulated Loss Value and Termination Value percentages, the Early Purchase Price and Basic Term Purchase Price shall be adjusted to the extent provided in Section 2.6 of the Participation Agreement, subject in all cases to the limitation set forth in the second paragraph of Section 3.2.

     Section 3.5    Manner of Payments.  All Rent (other than Supplemental Rent
                    ------------------
payable to Persons other than Lessor, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons, as otherwise provided in any of the Operative Agreements or as required by law) shall be paid by Lessee to Lessor at its office at [___________________________________________________], Attention:
[_______________], provided, that so long as the Indenture shall not have been
                   --------
discharged pursuant to the terms thereof, Lessor hereby directs, and Lessee hereby agrees, that all Rent (excluding Excepted Property) payable to Lessor shall be paid from the Payment Account directly to the Indenture Trustee at the times and in funds of the type specified in this Section 3.5 at the office of the Indenture Trustee at Two International Place, Boston, Massachusetts 02110, ABA No. [_____________], Attn: Corporate Trust Services Division, Account # [______________] or at such other location in the United States of America as the Indenture Trustee may otherwise direct. All Rent shall be paid by Lessee to the recipient not later than ______ __m. Chicago, Illinois on the date of such payment in funds consisting of lawful currency of the United States of America, which shall be immediately available. Notwithstanding anything contained in this Lease to the contrary, any amounts received pursuant to distribution from any of the Accounts (as such term is defined in the Intercreditor Agreement) shall for all purposes hereof be deemed payment in satisfaction of the related obligation hereunder to which such distribution relates and any failure by the Lessor, the Indenture Trustee or any Indemnified Party to receive from the Collateral Agent the full amount of any such distribution measured by reference to Basic Rent, Supplemental Rent or any component thereof shall be deemed a failure by Lessee to pay such Basic Rent or Supplemental Rent hereunder, as the case may be.

 SECTION 4.    Ownership and Marking of Equipment.
               ----------------------------------

     Section 4.1    Retention of Title.  Lessor shall and hereby does retain
                    ------------------
full legal title to and beneficial ownership of the Equipment notwithstanding the delivery to and possession and use of the Equipment by Lessee hereunder or any sublessee under any sublease permitted hereby.

     Section 4.2    Duty to Number and Mark Equipment.  With respect to the
                    ---------------------------------
Units to be delivered on the Closing Date, Lessee represents that Lessee Parent has caused, and as soon as practicable after the date on which a Lease Supplement is executed and delivered in respect of a Replacement Unit pursuant to Section 11.4(b), Lessee will cause, each Unit to be numbered with its reporting mark shown on the Lease Supplement dated the date on which such Unit was delivered and covering such Unit, and will from and after such date keep and maintain, plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon each side of each Unit, in letters not less than one inch in height, a legend substantially as follows:

                   "OWNERSHIP SUBJECT TO A SECURITY AGREEMENT
                  FILED WITH THE SURFACE TRANSPORTATION BOARD"

with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's right, title and interest in and to such Unit, its rights under this Lease and the rights of the Indenture Trustee. Except as provided hereinabove, Lessee will not place any such Units in operation or exercise any control or dominion over the same until the required legend shall have been so marked on both sides thereof, and will replace promptly any such word or words in such legend which may be removed, defaced, obliterated or destroyed. In the event of a change in the reporting mark of any Unit, within 60 days after a Responsible Officer of the Manager has received notice of any such changed mark, a statement of the new reporting mark to be substituted therefor, shall be delivered by Lessee to Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, to the Indenture Trustee. As soon as practicable after the delivery of such statement a supplement to this Lease and, if not so discharged, the Indenture, with respect to such new reporting marks, shall be filed or recorded in all public offices where this Lease and the Indenture shall have been filed or recorded and in such other places, if any, where Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee may reasonably request in order to protect, preserve and maintain its right, title and interest in the Units. The costs and expenses of all such supplements, filings and recordings shall be borne by Lessee.

     Section 4.3    Prohibition Against Certain Designations.  Except as above
                    ----------------------------------------
provided, Lessee will not allow the name of any Person to be placed on any Unit as a designation that might reasonably be interpreted as a claim of ownership; provided, however, that, subject to the delivery of the statement of new reporting marks specified in Section 4.2, Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or any Sublessee or any of their respective Affiliates on railroad equipment used by it of the same or a similar type for convenience of identification of the right of Lessee to use the Equipment hereunder or any Sublessee to use the Equipment pursuant to a Permitted Sublease.

 SECTION 5.    Disclaimer of Warranties.
               ------------------------

     Section 5.1    Disclaimer of Warranties.  Without waiving any claim Lessee
                    ------------------------
may have against any seller, supplier or manufacturer, LESSEE ACKNOWLEDGES AND AGREES THAT, (i) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES AND LESSEE HAS ACCEPTED EACH UNIT, (iii) NEITHER LESSOR NOR OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND OR HAS INSPECTED THE UNITS PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE,
(iv) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED, AND (v) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, NOR OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF THE EQUIPMENT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO AND EACH OF LESSOR AND OWNER PARTICIPANT EXPRESSLY DISCLAIMS SELECTION OF THE UNITS, except that Lessor, in its individual capacity, represents and warrants that on the Closing Date, Lessor shall have received whatever title to the Equipment as was conveyed to Lessor by Lessee and each Unit will be free of Lessor's Liens attributable to Lessor and provided that the foregoing disclaimer in clause (v) shall not extend to Owner Participant's representation and warranty contained in Section 3.6(e) of the Participation Agreement. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the Equipment against the manufacturers or any prior owner thereof; provided, however, that if at any time a Lease Event of Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights. Lessee's delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters.

 SECTION 6.    Return of Equipment; Storage.
               ----------------------------

     Section 6.1    Return; Holdover Rent.  (a) Not less than 180 days prior to
                    ---------------------
the end of the Basic Term or the end of any Renewal Term, if Lessee has elected to return the Units under Section 22.2, Lessee will provide Lessor with a list of not less than ten (10) alternative storage locations ("Storage Locations") used for the storage of rolling stock within the Contiguous United States sufficient to store the returned Units and the available storage capacities of such locations. Not less than 90 days prior to the end of the Lease Term with respect to any Unit which has not been purchased by Lessee, Lessor will give Lessee irrevocable notice of its decision either to take possession of or store such Unit. If Lessor shall have decided to take possession of such Unit, the terms of Section 6.1(b) will apply. If Lessor shall have decided to store such Unit, the terms of Section 6.1(c) hereof will apply.

          (b) If Lessor shall have decided to take possession of such Unit, Lessee will, at its sole risk and expense, deliver possession of such Unit at any storage location, f.o.b. such location, (i) as may be agreed upon by Lessor and Lessee in writing or (ii) in the absence of such agreement as Lessor may reasonably select by written notice to Lessee on or before the 90th day before the end of the Lease Term; provided, that (x) with respect to all such Units being so delivered, there shall be no more than ten (10) locations (each of which shall be located within the Contiguous United States and shall have adequate storage capacities), and (y) Lessor's notice shall specify the total number and type of Units to be delivered to each location.

          (c) (i) If Lessor shall have elected to store any Unit upon the expiration of the Lease Term with respect thereto, Lessee shall store such Unit free of charge and at the risk and expense of the Lessee for a period (the "Storage Period") beginning, for any particular Storage Location, on the expiration of the Lease Term for such Unit (the "Storage Period Commencement Date") and ending not more than 60 days thereafter. On or before the 90th day before the end of the Lease Term, Lessor shall provide Lessee with written notice designating its choices from among the Storage Locations provided by Lessee pursuant to Section 6.1(a). Any storage provided by Lessee during the Storage Period shall be at the sole risk and expense of Lessee, and Lessee shall maintain the insurance required by
     Section 12.1 with respect to all stored Units. During the Storage Period, Lessee will permit Lessor or any Persons designated by it, including the authorized representative or representatives of any prospective purchaser or user of such Unit, to restencil the marks on such Unit and to inspect the same during Lessee's normal business hours upon at least three Business Days' prior written or telephonic notice; provided, however, that such inspection and restenciling shall not interfere with the normal conduct of Lessee's business; and provided, further, that (x) such inspection and restenciling shall be at such Person's own risk, (y) Lessee shall be indemnified by Lessor against any loss or damage incurred by it in connection with any such inspection or restenciling by such Person and (z) Lessee (except in the case of Lessee's gross negligence or wilful misconduct) shall not be liable for any injury to, or the death of, any person exercising, either on behalf of Lessor or any prospective purchaser or user, the rights of inspection and restenciling granted pursuant hereto. Lessee shall not be required to store the Equipment after the Storage Period. If Lessee does store any Unit after the expiration of the Storage Period, such storage shall be at the sole risk and expense of Lessor.

               (ii) Upon the request and direction of Lessor (and at Lessor's sole risk and expense), on not more than one occasion with respect to each stored Unit and upon not less than 15 days' prior written notice from Lessor to Lessee, Lessee will, on or before the expiration of the Storage Period, transport such Units to any railroad interchange point or points within the Contiguous United States on any railroad lines or to any connecting carrier for shipment (with appropriate instructions to cause such Units to be transported to such locations in the Contiguous United States as Lessor shall direct), whereupon Lessee shall have no further liability or obligation with respect to such Units.

              (iii) Upon receipt of Lessor's written notice designating its choices from among the alternative Storage Locations provided by Lessee under Section 6.1(a), Lessee shall have the option to store such Units at such Storage Locations as it shall choose in which case the Storage Period shall be at the sole risk and expense of Lessee for a period of 60 days, during which period the Lessee shall be obligated to insure such Units as provided in Section 12. Upon receipt of such notice, Lessee will promptly give notice to Lessor of the locations at which Lessee will store such Units. If Lessee shall exercise such option, Lessee shall on or before the expiration of the Storage Period transport the Units to any railroad interchange point or points within the Contiguous United States on any railroad lines or to any connecting carrier for shipment (with appropriate instructions to cause such Units to be transported to such locations (provided that such Units shall be transported to no more than ten (10) locations, each having adequate storage capacity) designated by Lessor upon not less than 15 days' prior written notice). The movement of any Unit from such Unit's location as designated by Lessee pursuant to this Section 6.1(c)(iii) to an interchange point thereafter designated by Lessor in accordance with the foregoing sentence will be at the risk and expense of Lessor; provided, however, that any incremental costs associated with movement from the storage facility designated by the Lessee pursuant to this clause (iii) over the costs that would be incurred in movement from the storage facility designated by the Lessor pursuant to Section 6.1(a) shall be for the account of the Lessee. During any Storage Period, Lessee shall store the Equipment in such manner as the Manager normally stores similar units of railroad equipment owned or managed by it.

          (d) Upon the latest of (i) expiration of the Lease Term with respect to a Unit, (ii) tender of such Unit at the location determined in accordance with Section 6.1(b) or, as applicable, the tender of such Unit for storage in accordance with Section 6.1(c), and (iii) compliance by such Unit with Section 6.2, this Lease and the obligation to pay Basic Rent for such Unit accruing subsequent to the expiration of the Lease Term with respect to such Unit shall terminate.

          (e) In the event any Unit is not (i) returned to Lessor in accordance with the provisions of Section 6.1(b) on the last day of the Lease Term with respect thereto, or, if requested by Lessor pursuant to Section 6.1(c), delivered and stored on such last day of the Lease Term, and, in either case, in the condition specified in Section 6.2, or (ii) deemed automatically renewed in accordance with the provisions of Section 22.7, the Lease with respect to such Unit shall continue in effect and Lessee shall pay to Lessor for each such day from the scheduled expiration of the Lease Term with respect to such Unit until the date on which such Unit is returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2 (the "Holdover Period"), an amount equal to the daily equivalent of the average Basic Rent for the Basic Term or the Renewal Term, as applicable, to such Unit. Notwithstanding the foregoing, nothing in this Section 6.1(e) shall be construed as permitting or authorizing Lessee to fail to meet, or be construed as Lessor consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Units in accordance with the requirements of this Lease. Nothing herein shall be in abrogation of Lessor's right to terminate this Lease under
Section 15 as a result of such failure or to have such Unit returned to it for possession or storage.

     Section 6.2    Condition of Equipment.  Each Unit when returned to Lessor
                    ----------------------
pursuant to Section 6.1 shall be (i) capable of performing the functions for which it was designed, with all loading and unloading components operating in good working order with allowance for normal wear and tear, (ii) suitable for continued commercial use in the commodity last carried immediately prior to such return, (iii) suitable for use in interchange in accordance with then applicable Federal regulations, the Field Manual of the AAR, the Interchange Rules and FRA rules and regulations, (iv) in all material respects in the condition required by Section 8.1, (v) in conformance with any requirement pertaining to warranties of the manufacturer of the Units during the warranty period, (vi) empty, (vii) unless industry custom or practice indicates to the contrary, steam cleaned or otherwise cleaned in a comparable commercially acceptable manner, and (viii) free and clear of all Liens except Lessor's Liens. All logs, records, books and other materials, or appropriate copies of any thereof, relating to the maintenance of such Unit shall, upon Lessor's request, be delivered to Lessor or its designee upon the return of such Unit. Lessor shall have the right to inspect any Unit that is returned pursuant to Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2, at Lessor's sole cost, expense and risk (including, without limitation, the risk of personal injury or death), by its authorized representatives, during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, however, that Lessee shall not be liable for any injury to, or the death of, any Person exercising, on behalf of Lessor, the rights of inspection granted under this Section 6.2 unless caused by Lessee's gross negligence or wilful misconduct; and further provided, that if such Unit is not in compliance with the conditions set forth in this Section 6.2, then Lessee will (i) promptly take such steps as are necessary to bring such Unit in compliance with the conditions set forth in this Section 6.2 and (ii) pay the reasonable cost and expense of the original inspection of such Unit and any reinspection of such Unit conducted by Lessor required because of such non-compliance with Section 6.2. No inspection pursuant to this Section 6.2 shall interfere with the normal conduct of Lessee's business or the normal conduct of any Sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith. A Unit shall not be deemed to have been returned to Lessor for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

 SECTION 7.    Liens.
               -----

     Lessee will not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens, Lessor's Liens and Liens described in Section 6.4(a) and 6.4(b) of the Participation Agreement. Lessee shall promptly, at its own expense, take such action or cause such action to be taken as may be necessary to duly discharge (or bond to the reasonable satisfaction of Lessor and Indenture Trustee) any such Lien not excepted above if the same shall arise at any time.

 SECTION 8.    Maintenance; Possession; Compliance with Laws.
               ---------------------------------------------

     Section 8.1    Maintenance and Operation.  (a)  Lessee, at its own cost and
                    -------------------------
expense, shall maintain, repair and keep each Unit, or cause the Manager under the Management Agreement to maintain, repair and keep each Unit, (i) according to prudent industry practice and in all material respects, in good working order, and in good physical condition for railcars of a similar age and usage, normal wear and tear excepted, (ii) in a manner in all material respects consistent with maintenance practices used by the Manager in respect of railcars owned or managed by the Manager similar in type to such Unit, (iii) in accordance in all material respects with all manufacturer's warranties in effect and in accordance with all applicable provisions, if any, of insurance policies required to be maintained pursuant to Section 12, and (iv) in compliance in all material respects with any applicable laws and regulations from time to time in effect, including, without limitation, the Field Manual of the AAR, FRA rules and regulations and Interchange Rules as they apply to the maintenance and operation of the Equipment in interchange regardless of upon whom such applicable laws and regulations are nominally imposed; provided, however, that, so long as the Manager is similarly contesting such law or regulation with respect to all other similar equipment owned or operated by Manager, Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such standard, rule or regulation in any reasonable manner which does not materially interfere with the use, possession, operation or return of any of the Units or materially adversely affect the rights or interests of Lessor and the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or release Lessee from the obligation to return the Equipment in compliance with the provisions of Section 6.2; provided further, that Lessee shall promptly notify Lessor and Indenture Trustee in reasonable detail of any such contest. In no event shall Lessee discriminate in any material respect as to the use or maintenance of any Unit (including the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which the Manager owns or manages. Lessee will maintain in all material respects all records, logs and other materials required by relevant industry standards or any governmental authority having jurisdiction over the Units required to be maintained in respect of any Unit, all as if Lessee were the owner of such Units, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or Owner Participant.

          (b) Without the written waiver or consent of Lessor (which waiver or consent will not be unreasonably withheld), Lessee shall not change, or permit any sublessee to change, a DOT classification (as provided for in 49 C.F.R. Part 179 or any successor thereto), or permit any sublessee to operate any Unit under a different DOT classification, from that classification in effect for such Unit on the Closing Date, except for any change in tank test pressure rating provided such change does not increase the pressure rating of the Unit above the tank test pressure to which the Unit was manufactured; provided however, that in the event Lessor shall not have provided Lessee with a written waiver or consent to such a reclassification or operation of any Unit within 10 Business Days after receipt of Lessee's written request therefor (or Lessor expressly rejects such a request by Lessee), Lessee may elect to replace such Unit in accordance with and subject to the provisions of Sections 11.2(i), 11.3 and 11.4.

     Section 8.2    Possession and Use.  Lessee shall be entitled to the
                    ------------------
possession of the Equipment and to the use of the Equipment by it or any Affiliate in the United States and, subject to the remaining provisions of this
Section 8.2 and Section 8.3, Canada and Mexico, only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. In no event shall Lessee use, store or permit the use or storage of any Equipment in any jurisdiction not included in the insurance coverage required by
Section 12. The Equipment shall be used primarily on domestic routes in the United States, and in no event shall more than forty-nine percent (49%) of the Units (as determined by mileage records) be used outside the Contiguous United States at the same time. Nothing in this Section 8.2 shall be deemed to constitute permission by Lessor to any Person that acquires possession of any Unit to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements.

     Section 8.3    Sublease.  Lessee shall be entitled, without the prior
                    --------
approval of Lessor, to enter into a sublease for any Unit or Units (pursuant to a Car Service Contract or otherwise) to, or to grant permission for the use thereof under car contracts by, (i) a railroad company or companies (that is not a Credit Bankrupt, Lessee Parent or any Affiliate of Lessee Parent) incorporated under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof, or Mexico or any state thereof, upon lines of railroad owned or operated by such railroad company or companies or over which such railroad company or companies have trackage rights or rights for operation of their trains, and upon connecting and other carriers in the usual interchange of traffic, (ii) responsible companies (i.e., a company with which the Manager would do business in the ordinary course of its business with respect to railcars which it owns or manages) (other than railroad companies, Lessee Parent, Affiliates of Lessee Parent or Credit Bankrupts) for use in their business or (iii) wholly-owned Subsidiaries of Lessee Parent organized under the laws of (x) Canada or any political subdivision thereof (each a "Canadian Affiliate") or (y) Mexico or any political subdivision thereof
         ------------------
(each a "Mexican Affiliate") (leases to any of such sublessees being herein referred to as "Permitted Subleases"); provided, however, that Lessee shall not
                -------------------    --------  -------
(A) sublease to a sublessee organized under the laws of Mexico or any state thereof (a "Mexican Sublessee") if, after giving effect to such sublease, the percentage of Units subleased to Mexican Sublessees exceeds the lesser of (i) 9% (or, with written confirmation from the Rating Agencies that, after giving effect to the increase, no lowering or withdrawal of the then current ratings on the Certificates will occur, 20%), or (ii) the percentage of railcars leased or subleased to Mexican Sublessees in the Total Managed Fleet, and (B) sublease more than 50 Equipment Units to any single Mexican Sublessee (other than (x) with written confirmation from the Rating Agencies that, after giving effect to such Sublease to such Mexican Affiliate, no lowering or withdrawal of the then current ratings on the Certificates will occur, a Mexican Affiliate or (y) a Mexican Sublessee with a credit rating of at least BBB and Baa2 as determined by S&P and Moody's, respectively (or, in the event that either S&P or Moody's shall not or cease to provide a credit rating for such entity, a credit rating of at least BBB or Baa2 by S&P or Moody's, as the case may be)), provided, further
                                                           --------- -------
that the Lessee shall not at any time sublease more than 15% (or, with written confirmation from the Rating Agencies that, after giving effect to the increase, no lowering or withdrawal of the then current ratings on the Certificates will occur, 30%) of the Equipment in the aggregate to Canadian Affiliates and, provided, further, that any Unit subleased to a Canadian Affiliate or a Mexican
--------  -------
Affiliate shall be sub-subleased to Persons of the type described in clause (i) or (ii) of this sentence pursuant to a sub-sublease containing terms and conditions similar in all material respects to the applicable sublease between the Lessee and the applicable Canadian Affiliate or Mexican Affiliate. All subleases (and to the extent permitted, sub-subleases) shall include appropriate provisions so that such subleases, (i) shall in all events be subject and subordinate to this Lease and the rights and interests of Lessor and its respective successors and assigns hereunder, shall contain a consent of the sublessee to Lessee's collateral assignment of such sublease and shall confirm such subordination by and consent to assignment by provisions substantially in the form currently contained in Lessee's standard car service contract (including any applicable riders) delivered to Lessor and the Indenture Trustee prior to the Closing Date, or otherwise as satisfactory to Lessor and the Indenture Trustee, (ii) shall not permit any sub-subleasing, other than sub-subleases by Canadian Affiliates or Mexican Affiliates to Persons of the type described in clauses (i) or (ii) of the immediately preceding sentence containing terms and conditions similar in all material respects to the applicable sublease between the Lessee and the applicable Canadian Affiliate or Mexican Affiliate and shall not permit any sub-sub-subleasing, and (iii) without regard to the payment of Basic Rent or the Lease Term, shall not include any term or provision which is inconsistent with the terms and conditions of this Lease or which could reasonably be expected to result in material adverse consequences to Lessor, any Participant or the Indenture Trustee. Any such sublease shall constitute a "Sublease" forming part of the "Collateral" (as such terms are defined in the Intercreditor Agreement). No sublease entered into by Lessee hereunder shall relieve Lessee of any liability or obligation hereunder, which shall be and remain those of a principal and not a surety. Nothing in this
Section 8.3 shall be deemed to constitute permission to any Person in possession of any Unit pursuant to any such sublease to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements.

 SECTION 9.    Modifications.
               -------------

     Section 9.1    Required Modifications.  In the event the AAR, the United
                    ----------------------
States Department of Transportation, or any other United States or state governmental agency or any other applicable law, rule, regulation or requirement requires that any Unit be altered or modified (a "Required Modification"), Lessee agrees to make such Required Modification at its own expense; provided, however, that Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such law, regulation, requirement or rule in any reasonable manner which does not materially interfere with the use, possession, operation or return of any Unit or materially adversely affect the rights or interests of Lessor or the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or relieve Lessee of the obligation to return the Equipment in compliance with the provisions of
Section 6.2; provided, further, that the Manager is similarly contesting such law, regulation, requirement or rule with respect to all other similar equipment owned or operated by the Manager. Title to any Required Modification shall immediately vest in Lessor. Notwithstanding anything herein to the contrary, if Lessee, on a non-discriminatory basis, determines in its reasonable judgment (as evidenced by an Officer's Certificate of the Lessee to such effect, confirmed by an Officer's Certificate of the Manager) that any Required Modification to a Unit would be economically impractical and the Manager certifies that it has made a similar determination with respect to similar railcars in similar circumstances which are part of the Manager's Fleet, in lieu of making the Required Modification as provided above, Lessee may provide written notice of such determination to Lessor in such Officer's Certificate and treat such Unit as if an Event of Loss had occurred as of the date of such written notice with respect to such Unit and in such event the provisions of Sections 11.2(ii), 11.3 and 11.4 shall apply with respect to such Unit except that the amount payable under Section 11.2(ii)(a) as a result of such determination shall be an amount equal to the greater of the Fair Market Sales Value or Stipulated Loss Value of such Unit; provided that there shall also be included in such Officer's Certificate a statement of how Lessee intends to meet the financial obligations imposed under said Sections 11.2, 11.3 and 11.4 with respect to such Units.

     Section 9.2    Optional Modifications.  Lessee at any time may in its
                    ----------------------
discretion and at its own cost and expense modify, alter or improve any Unit in a manner which is not required by Section 9.1 (a "Modification"); provided that no Modification shall diminish the fair market value, utility, capacity, residual value or remaining economic useful life of such Unit below the fair market value, utility, capacity, residual value or remaining economic useful life thereof immediately prior to such Modification, in more than a de minimis respect, assuming such Unit was then at least in the condition required to be maintained by the terms of this Lease. Title to any Non-Severable Modification shall be immediately vested in Lessor. Title to any Severable Modification (other than Required Modifications) shall remain with Lessee. If Lessee shall at its cost cause such Severable Modifications (other than Required Modifications) to be made to any Unit, Lessor shall have the right, upon 90 days prior written notice in the case of the return of such Unit pursuant to Section 6.1, to purchase such Severable Modifications (other than Severable Modifications consisting of proprietary or communications equipment) at their then Fair Market Sales Value (taking into account their actual condition). If Lessor does not so elect to purchase such Severable Modifications, Lessee may remove such Severable Modifications at Lessee's cost and expense, and if requested (which request shall be made by not less than 90 days prior written notice in the case of a return other than pursuant to Section 15.6) by Lessor will so remove such Severable Modifications at Lessee's cost and expense, and Lessee shall, at its expense, repair any damage resulting from the removal of any such Severable Modifications in a manner consistent with Section 8.1. If Lessee has not removed any Severable Modification prior to the return of the related Unit as provided herein, title to such Severable Modification shall pass to Lessor as of the date of such return.

     Section 9.3    Removal of Property; Replacements.  Lessee may, in the
                    ---------------------------------
ordinary course of maintenance or repair of any Unit, remove any item of property constituting a part of such Unit, and unless the removal of such item is required by Section 9.1 hereof, Lessee shall replace such item as promptly as practicable by an item of property that is free and clear of all Liens (other than Permitted Liens) and in as good operating condition as, and with a fair market value, utility, capacity, residual value and remaining economic useful life at least equal to, the item of property being replaced, assuming that such replaced item was in the condition required to be maintained by the terms of this Lease. Any item of property removed from such Unit in the ordinary course of maintenance and repair as provided in the preceding sentence shall remain the property of Lessor until replaced in accordance with the terms of such sentence, but shall then, without further act, become the property of Lessee. Any replacement property which is incorporated into a Unit in the ordinary course of maintenance and repair shall, without further act, become the property of Lessor and be deemed part of such Unit for all purposes hereof.

 SECTION 10.   Voluntary Termination.
               ---------------------

     Section 10.1.  Right of Termination.  Lessee shall have the right, at its
                    --------------------
option at any time or from time to time during the Basic Term on or after the seventh anniversary of the Basic Term Commencement Date to terminate the Lease with respect to any or all of the Units (provided that, if such termination is for less than all Units in a Functional Group across the Company Fleet, Lessee shall exercise such termination hereunder and under the comparable provisions contained in the Other Leases (i) with respect to at least 50 railcars in the aggregate of the type included in such Functional Group, (ii) no fewer than 25 railcars of the type included in such Functional Group shall in the aggregate remain subject to this Lease and the Other Leases, (iii) such termination shall be made hereunder and under the Other Leases pro rata in accordance with the number of units in such Functional Group subject to each such lease, and (iv) the determination as to which Units are subject to termination shall otherwise be made by Lessee on a random basis without discrimination based on maintenance status, operating condition of the Units in question or otherwise) (the "Terminated Units") if (x) Lessee determines in good faith (as evidenced by a certified copy of a resolution adopted by Lessee's Board of Directors and a certificate executed by the Chief Financial Officer of Lessee and the Chief Financial Officer of the Manager) that such Units have become obsolete or surplus to Lessee's requirements, (y) Lessor has received an Officer's Certificate from the Lessee and the Manager to the effect that there has been no discrimination in the selection of the Terminated Units when measured against the other Units and the Manager's Fleet, and that, following the termination of this Lease with respect to the Terminated Units, the Units remaining subject to this Lease will constitute a pool of Units which is of a sufficient quantity and quality to sustain over the remaining Basic Term the Coverage Ratios applicable at the time of such termination and (z) Lessee delivers at least 120 days' prior notice to Lessor and the Indenture Trustee (i) specifying a proposed date of termination for such Units (the "Termination Date"), which date shall, except as provided in the last sentence of Section 10.3, be a Rent Payment Date, any such termination to be effective on the Termination Date upon Lessee's compliance with this Section 10, and (ii) if some but less than all of the Units in a Functional Group are designated as Terminated Units, describing in such Officer's Certificate the nondiscriminatory manner in which Lessee proposes to determine which Units in that Functional Group are to be Terminated Units. Notwithstanding anything herein contained to the contrary, there shall be no determination that a Unit is surplus or obsolete for purposes of this Lease if, on the Termination Date, such Unit is subject to a Car Service Contract. Except as expressly provided otherwise herein, there will be no conditions to Lessee's right to terminate this Lease with respect to the Terminated Units pursuant to this Section 10.1. So long as (a) Lessor shall not have given Lessee a notice of election to retain the Terminated Units in accordance with Section 10.3, or (b) notice of prepayment of the Equipment Notes shall not have been given pursuant to Section 2.10 of the Indenture, Lessee may withdraw the termination notice referred to above at any time prior to the 60th day prior to the scheduled Termination Date, whereupon this Lease shall continue in full force and effect; provided that Lessee may not exercise its right to withdraw a termination notice more than once annually or more than four times during the Basic Term (irrespective of which Units are covered thereby). Lessee agrees that whether or not it withdraws a termination notice it will reimburse Lessor, each Participant and the Indenture Trustee on an After Tax Basis for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection with such termination or proposed termination.

     Section 10.2.  Sale of Equipment.  During the period from the date of such
                    -----------------
notice given pursuant to Section 10.1 to the Termination Date, Lessee, as non-exclusive agent for Lessor and, except as provided in Section 10.3, at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from Persons other than Lessee or Affiliates thereof for the cash purchase of the Terminated Units, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid, the proposed date of such sale and the name and address of the party submitting such bid. Unless Lessor shall have elected to retain the Terminated Units in accordance with Section 10.3, on the Termination Date: (i) Lessee shall deliver the Terminated Units (excluding any optional Severable Modifications removed by Lessee pursuant to Section 9.2) to the bidder (which shall not be Lessee, the Manager or an Affiliate of either thereof (for the avoidance of doubt the bidder may be a Customer, or a customer of the Manager, and neither the Manager nor any Affiliate shall be prohibited from managing the Units for such bidder after the purchase by such bidder)), which shall have submitted the highest cash bid prior to such date (or to such other bidder as Lessee and Lessor shall agree) and (ii) subject to the prior or concurrent receipt (x) by Lessor of all amounts owing to Lessor pursuant to the next sentence, and (y) by the Persons entitled thereto of all unpaid Supplemental Rent due on or before the Termination Date, Lessor shall, without recourse or warranty (except as to the absence of any Lessor's Lien) simultaneously therewith transfer all of its right, title and interest in and to the Terminated Units to such bidder. The net proceeds of sale realized at such sale shall be paid to and retained by Lessor and, in addition, on the Termination Date, Lessee shall pay to Lessor, (A) all Basic Rent with respect to such Terminated Units due and payable on or prior to the Termination Date (exclusive of any in advance Basic Rent due on such date), (B) the excess, if any, of (1) the Termination Value for the Terminated Units computed as of the Termination Date, over (2) the net cash sales proceeds (after the deduction of all reasonable costs and expenses of Lessor and Owner Participant in connection with such sale) of the Terminated Units, (C) an amount equal to the Make-Whole Amount, if any, and any unpaid Late Payment Premium in respect of the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(a) of the Indenture, and (D) all other Rent then due and payable hereunder (which shall include, without limitation, the amounts necessary such that after application thereof in accordance with Section 3.4 of the Intercreditor Agreement, all Rent owing hereunder in respect of such Terminated Units shall be satisfied, including the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto), so that, after receipt and application of all such payments, but without any withdrawal from any Reserve Account, the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive, in respect of all such Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant. If no sale shall have occurred, whether as a result of

Lessee's failure to pay all of the amounts hereinabove required or otherwise, this Lease shall continue in full force and effect with respect to such Units and Lessee agrees to reimburse Lessor, each Participant and the Indenture Trustee for all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith; provided that if such sale shall not have occurred solely because of Lessee's failure to pay the amounts hereinabove required, Lessee shall have no further right to terminate this Lease with respect to such Units. Lessee, in acting as agent for Lessor, shall have no liability to Lessor for failure to obtain the best price, shall act in its sole discretion and shall be under no duty to solicit bids publicly or in any particular market. Lessee's sole interest in acting as agent shall be to use its reasonable best efforts to sell the Units at the highest price then obtainable consistent with the terms of this Lease. The Owner Participant shall have the right, but not the obligation, to obtain bids either directly or through agents other than Lessee.

     Section 10.3.  Retention of Equipment by Lessor.  Notwithstanding the
                    --------------------------------
provisions of Sections 10.1 and 10.2, Lessor may irrevocably elect by written notice to Lessee, not later than 60 days after receipt of Lessee's notice of termination, not to sell the Terminated Units on the Termination Date, whereupon Lessee shall (i) deliver the Terminated Units to Lessor in the same manner and condition as if delivery were made to Lessor pursuant to Section 6.1(b) and
Section 6.2, and shall extend storage rights to the same extent as provided in
Section 6.1(c), treating the Termination Date as the termination date of the Lease Term with respect to the Terminated Units, and (ii) pay to Lessor, or to the Persons entitled thereto, all Basic Rent and all Supplemental Rent due and owing on the Termination Date and unpaid (exclusive of any in advance Basic Rent due on such date in respect of the Terminated Units, but inclusive of any Supplemental Rent measured by the Make-Whole Amount and any unpaid Late Payment Interest in respect of the Terminated Units), so that, after receipt and application of all such payments, but without any withdrawal from any Reserve Account, the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive, in respect of all such Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant.
If Lessor elects not to sell the Terminated Units as provided in this Section 10.3, then Lessor shall pay, or cause to be paid, to the Indenture Trustee an amount equal to the product obtained by multiplying the unpaid principal amount of the Equipment Notes outstanding on such date (after deducting therefrom the principal installment, if any, to be paid on such date of arrears Basic Rent) by a fraction, the numerator of which shall be the Equipment Cost of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease. Upon payment by the Lessor of the foregoing, Lessee shall pay to the Lessor all accrued and unpaid interest to the date of prepayment of such Equipment Notes on such Termination Date and an amount equal to the Make-Whole Amount, if any, and any unpaid Late Payment Interest in respect of the principal amount of the Equipment Notes to be prepaid together with all Basic Rent and Supplemental Rent due and owing; provided that unless all such amounts shall have been paid to the Indenture Trustee on the Termination Date, this Lease shall continue in full force and effect. If after giving the notice referred to above Lessor shall fail to pay the amounts required pursuant to the second sentence of this Section 10.3 and as a result thereof this Lease shall not be terminated with respect to the Terminated Units on a proposed Termination Date, Lessor shall (x) thereafter no longer be entitled to exercise its election to retain such Terminated Units, and (y) reimburse Lessee for any reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred by it in attempting to sell the Terminated Units pursuant to Section 10.2 immediately prior to Lessor's exercise of such preemptive election, and Lessee may at its option at any time thereafter prior to the immediately following Rent Payment Date submit a new termination notice pursuant to Section 10.1 with respect to such Terminated Units specifying a proposed Termination Date occurring on a Determination Date occurring not earlier than 25 days from the date of such notice.

     Section 10.4.  Termination of Lease.  In the event of either (x) any such
                    --------------------
sale and receipt by Lessor and the Indenture Trustee of all of the amounts provided in Section 10.2 in respect of the Terminated Units or (y) retention of the Terminated Units and full performance by Lessor and Lessee of their respective payment obligations in compliance with Section 10.3, and upon compliance by Lessee with the other provisions of this Section 10, the obligation of Lessee to pay Basic Rent hereunder for such Terminated Units shall cease and the Lease Term for the Terminated Units shall end.

     Section 10.5.  Funding of Accounts on Termination.  Lessee will not
                    ----------------------------------
exercise a termination option under this Section 10 with respect to all of the Units unless either (a) the full amount required to fund the Post Lease Term Reserve Account is (upon consummation of such purchase and distribution of all amounts required to be distributed by the Collateral Agent under the Intercreditor Agreement) and will be then available to the Collateral Agent to fund such Post Lease Term Reserve Account, or (b) an indemnity pursuant to
Section 3.13 of the Intercreditor Agreement has been provided.

 SECTION 11.   Loss, Destruction, Requisition, Etc.
               ------------------------------------

     Section 11.1.  Event of Loss.  In the event that any Unit (i) shall suffer
                    -------------
damage or contamination which, in Lessee's reasonable judgment (as evidenced by an Officer's Certificate of the Lessee to such effect, confirmed by an Officer's Certificate of the Manager), makes repair uneconomic or renders such Unit unfit for commercial use, (ii) shall suffer destruction which constitutes a total loss, or shall suffer theft or disappearance (after reasonable efforts by Lessee to locate the same) for a period exceeding 12 months (or, if earlier, the end of the Basic Term or Renewal Term then in effect), (iii) shall be permanently returned to the manufacturer pursuant to any patent indemnity provisions, (iv) shall have title thereto taken or appropriated by any governmental authority, agency or instrumentality under the power of eminent domain or otherwise, or (v) shall be taken or requisitioned for use by any governmental authority or any agency or instrumentality thereof under the power of eminent domain or otherwise, and such taking or requisition is for a period that exceeds the remaining Basic Term or any Renewal Term then in effect (unless such taking or requisition is by any governmental authority, agency or instrumentality of Mexico or any state thereof in which case such period shall be the lesser of the period as aforesaid or 365 days) (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the terms of
                       -------------
Section 11.2, shall promptly and fully inform Lessor and the Indenture Trustee of such Event of Loss.

     Section 11.2.  Replacement or Payment upon Event of Loss.  Upon the
                    -----------------------------------------
occurrence of an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1 or an election to replace pursuant to Section 8.1(b), Lessee shall as soon as reasonably practical and in any event within 60 days after a Responsible Officer of the Manager shall have actual knowledge of the occurrence of such Event of Loss or election to replace give Lessor and the Indenture Trustee notice thereof (which initial notice shall identify the Unit involved). Thereafter, within the 60-day period following such initial notice, Lessee shall give Lessor and the Indenture Trustee a second notice as to which of the following options Lessee shall elect to perform (it being agreed that if Lessee shall fail to give such second notice, Lessee shall be deemed to have elected to perform the option set forth in Section 11.2(ii)):

               (i) Upon Lessee's election to perform under this clause (i) pursuant to the above-mentioned second notice (or in the circumstances of an election described in Section 8.1(b) with respect to any Unit), as promptly as practicable following such election, and in any event on or before the 60th day following such second notice (or Section 8.1(b) election), Lessee shall comply with Section 11.4(b) and shall convey or cause to be conveyed to Lessor a replacement unit ("Replacement Unit") to be leased to Lessee hereunder, such Replacement Unit to be of the same car type of the same or newer model year (or otherwise approved by Lessor, which approval shall not be unreasonably withheld), and free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to Permitted Subleases, and in clauses (iv) and (vii) of the definition thereof) and to have a fair market value, utility, residual value, remaining economic useful life and condition at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease) and to be (as of the date of conveyance) then subject to a currently effective Permitted Sublease having a remaining term of not less than 6 months; provided, that, if only railcars of newer age or greater value are available for such replacement, the Lessee may on one occasion re-substitute a railcar with a value closer to or equal to that of the Unit which originally suffered the Event of Loss or was replaced (which re-substitution shall occur within twenty-four months of the original replacement (but in no event within the three year period immediately preceding the Basic Term Expiration Date) and shall comply with this Section 11 as if an Event of Loss had occurred); provided also that, if Lessee shall elect the option under this clause (i) but shall fail to perform its obligation to effect such replacement under this clause
     (i) within the 60-day period hereinabove provided for, then (except in the case of a failure to perform an election to replace pursuant to Section 8.1(b)) at the end of such 60-day period Lessee shall immediately give Lessor and the Indenture Trustee notice of such failure and specify that Lessee shall pay to Lessor on the next succeeding Rent Payment Date that is at least 25 days after the end of such 60-day period, or in the case of Supplemental Rent, to the Person entitled thereto, the amounts specified in clause (ii) below as of such next succeeding Rent Payment Date, and Lessee shall pay such amounts on such Rent Payment Date; provided further that Lessee shall have no right to elect replacement or re-substitution under this clause (i) if, at the time of the notice of the Event of Loss under Section 11.2 above or at the time such replacement or re-substitution is to occur, either (A), a Lease Default pursuant to Section 14(a), 14(b), 14(g) or 14(h) or a Lease Event of Default shall have occurred and be continuing or (B) sufficient cash amounts shall not have been made available to the Collateral Agent such that all amounts then required to be applied under Section 3.4 of the Intercreditor Agreement in order to satisfy the amounts referred to in clauses (1) through (11) thereof, inclusive shall have been distributed as specified thereby; or

               (ii) on the Rent Payment Date which is not less than 25 days nor more than 60 days following the date of notice of Lessee's election to perform under this clause (ii), Lessee shall pay or cause to be paid to Lessor (or in the case of Supplemental Rent, to the Persons entitled thereto) in funds of the type specified in Section 3.5, (a) an amount equal to the Stipulated Loss Value of each such Unit suffering an Event of Loss or deemed Event of Loss determined as of such Rent Payment Date, (b) all Basic Rent payable on such date in respect of such Unit (exclusive of any in advance Basic Rent due on such date in respect of the Unit or Units suffering the Event of Loss), (c) any unpaid Late Payment Premium in respect of the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(b) of the Indenture, and (d) all other Rent then due and payable hereunder (including, without limitation, the amounts necessary such that after application thereof in accordance with Section
     3.4 of the Intercreditor Agreement, all Rent owing hereunder in respect of such Unit shall be satisfied, including the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto) so that, after receipt and application of all such payments but without any withdrawal from any Reserve Account, the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive in respect of such Unit, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant, it being understood that until such Stipulated Loss Value and such other sums are paid, there shall be no abatement or reduction of Basic Rent.

     Section 11.3.  Rent Termination.  Upon the replacement of any Unit or Units
                    ----------------
in compliance with Sections 11.2(i) and 11.4(b) (but only as to replaced Units and not any Replacement Unit) or upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, the Lease Term with respect to such Unit or Units and the obligation to pay Basic Rent for such Unit or Units accruing subsequent to the date of payment of Stipulated Loss Value or date of conveyance of such Replacement Unit or Units pursuant to
Section 11.2 shall terminate; provided that Lessee shall be obligated to pay all Rent in respect of such Unit or Units which is payable under Section 11.2 with respect to such payment of Stipulated Loss Value or such replacement of such Unit or Units and in respect of all other Units then continuing to remain subject to this Lease.

     Section 11.4.  Disposition of Equipment; Replacement of Unit.  (a)  Upon
                    ---------------------------------------------
the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, Lessor will convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit or Units, "as is", "where is", without recourse or warranty, except for a warranty as to the absence of Lessor's Liens, and shall execute and deliver to Lessee or its designee, at Lessee's cost and expense, such bills of sale and other documents and instruments as Lessee or its designee may reasonably request to evidence such conveyance. As to each separate Unit so disposed of, so long as no Lease Event of Default shall have occurred and be continuing, Lessee or its designee shall (subject to any insurer's right of subrogation, if any) be entitled to any amounts arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Indenture Trustee by reason of such Event of Loss up to the Stipulated Loss Value attributable thereto and any remainder shall be divided between Lessee and Lessor, as their respective interests may appear.

          (b) At the time of or prior to any replacement of any Unit or Replacement Unit, Lessee, at its own expense, will (A) furnish Lessor with a Bill of Sale with respect to the Replacement Unit substantially in the form delivered pursuant to Section 4.1(g) of the Participation Agreement, (B) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution by the appropriate parties, it being understood that upon such execution (x) Lessee will cause such Lease Supplement to be filed for recordation in the same manner as provided for the original Lease Supplement in
Section 16.1, and (y) to the extent that the Indenture has not been satisfied and discharged, Lessor shall deliver possession of the "original" counterpart of such Lease Supplement to be delivered to the Indenture Trustee, (C) so long as the Indenture shall not have been satisfied and discharged, cause an Indenture Supplement substantially in the form of Exhibit A to the Indenture for such Replacement Unit, to be delivered to Lessor and to the Indenture Trustee for execution and, upon such execution, to be filed for recordation in the same manner and within the same time periods as provided for the original Indenture Supplement in Section 16.1, (D) furnish Lessor with an opinion of Lessee's counsel (which may be the General Counsel or Assistant General Counsel of the Parent), (x) to the effect that the Bill of Sale referred to in clause (A) above constitutes an effective instrument for the conveyance of title to the Replacement Unit to Lessor, and that legal and beneficial title to the Replacement Unit has been delivered to Lessor, and (y) describing all filings and recordings required pursuant to Section 16 with respect to the Replacement Units, (E) furnish to Owner Participant an agreement of Lessee Parent to indemnify Owner Participant against any adverse tax consequences suffered as a result of such replacement, (F) furnish Lessor with an engineer's certificate (which may be from an employee of the Manager) certifying as to the utility, condition, model year and remaining useful life required under clause (i) of
Section 11.2,

(G) furnish to Lessor and the Indenture Trustee an Officer's Certificate certifying that the Replacement Unit has a fair market value, utility, residual value, model year and remaining economic useful life and condition at least equal to the Unit being replaced and is free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to Permitted Subleases, and in clauses (iv) and (vii) of the definition thereof), (H) furnish Lessor with an opinion from independent tax counsel reasonably acceptable to the Owner Participant to the effect that there is substantial authority for the position that Owner Participant will not suffer any adverse consequence as a result of such replacement, (I) furnish Lessor with an opinion of independent transportation counsel or in-house counsel for Lessee Parent as to the absence of Liens of record with the STB and as to the completion of all necessary STB filings and deposits with the Registrar General of Canada described in Section
16.1 hereof with respect to such Replacement Unit, and (J) furnish such other documents and evidence as any Participant, Lessor or the Indenture Trustee, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. For all purposes hereof, (i) Lessee shall be deemed to have complied with the requirements of this Section 11.4(b) as of the date of its delivery to Lessor, the Participants and the Indenture Trustee of the documents and instruments referred to in the foregoing clauses (A) through (H), signed by Lessee or its counsel, as applicable, in due form for any required filing or recording, and such filing or recording shall have been made if such documents and instruments have been executed and delivered by the Lessor or Indenture Trustee or both of them in a timely manner, (ii) title to the Replacement Unit shall be deemed to have been transferred to Lessor as of such date, and (iii) upon such passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" of
                                                                      ----
Equipment as defined herein. Upon such passage of title, Lessor will transfer to Lessee, "as is" and "where is" and without recourse or warranty (except as to Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit, and upon such transfer, Lessor will request in writing that the Indenture Trustee execute and deliver to Lessee an appropriate instrument releasing such replaced Unit from the lien of the Indenture. Lessee shall pay all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by Lessor, any Participant or the Indenture Trustee in connection with any replacement pursuant to this Section 11.4. Lessee further agrees that, upon receipt of fully signed counterparts of the Lease Supplement and Indenture Supplement referred to in clauses (B) and, if applicable, (C) of the first sentence of this Section 11.4(b), it will, at its sole cost and expense, cause such documents to be filed or recorded in the manner contemplated by Section 16.1.

     Section 11.5.  Eminent Domain.  In the event that during the Lease Term the
                    --------------
use of any Unit is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, all of Lessee's obligations under the Operative Agreements, including without limitation, Lessee's obligation to pay all installments of Basic Rent, shall continue for the duration of such requisitioning or taking. Any amount referred to in Section 11.4(a) or in Section 12 which is payable to Lessee, shall be deposited in the related Non-Shared Payment Account established under the Intercreditor Agreement.

 SECTION 12.   Insurance.
               ---------

     Section 12.1.  Insurance.  Lessee will at all times after delivery and
                    ---------
acceptance of each Unit, at its own expense, keep or cause the Insurance Manager under the Insurance Agreement to keep such Unit insured with insurers of recognized responsibility with a rating of at least A- by A.M. Best Company (or a comparable rating by a nationally or internationally recognized rating group of comparable stature) or by other insurers approved in writing by the Lessor, which approval shall not be unreasonably withheld, in amounts and against risks and with deductibles and terms and conditions not less than the insurance, if any, maintained by Lessee or the Lessee Parent with respect to similar equipment which it owns or leases, but in no event shall such coverage be for amounts or against risks less than the prudent industry standard for companies engaged in full service leasing of railcars. Without limiting the foregoing, Lessee will in any event;

          (a) keep each Unit of the Equipment insured against physical damage in an amount not less than the Stipulated Loss Value attributable thereto as shown on Schedule 4 to the Participation Agreement, subject to a limit of not less than $10,000,000 per occurrence (except for a $10,000,000 annual aggregate each for flood and earth movement), provided that such coverage may provide for deductible amounts of not more than $1,000,000 per occurrence; and

          (b) maintain public liability insurance naming Owner Participant, the Lessor, WTC, the Indenture Trustee and the Loan Participant as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements and the Equipment) against bodily injury, death or property damage arising out of the use or operation of the Equipment with general and excess liability limits of not less than $100,000,000 per occurrence or in the aggregate, provided that such coverage may provide for deductible amounts not exceeding the lesser of (w) $10,000,000 or (x) the difference (not less than zero (0)) between (i) the level of the then current deductible maintained by Lessee Parent for the GATC Fleet (or if Lessee Parent, its successors and assigns is no longer engaged in the railcar leasing business under full service leases, the average level of the then current deductible amounts maintained by the three largest companies engaged in such business in the United States), and
(ii) such amount of additional coverage as may be obtained by the Lessee in reduction of the then current deductible maintained by Lessee Parent for an additional incremental annual premium payable by the Lessee in the aggregate in respect of the entire Company Fleet of up to $100,000 as adjusted by the Inflation Factor; provided, further, that such policies which are carried on a "claims made" basis shall provide for a retroactive date not more recent than either (y) the Closing Date, or (z) a date seven years prior to the effective date of the policy.

          (c) It is understood and agreed that the insurance required under this
Section 12.1 may be part of a company-wide insurance program of the Manager, including risk-retention and self-insurance. Any policy of insurance maintained in accordance with this Section 12.1 and any policy purchased in substitution or replacement for any of such policies shall provide that if any such insurance is cancelled or terminated for any reason whatever (other than upon normal policy expiration), Lessor, the Indenture Trustee, Loan Participant and Owner Participant shall receive 30 days' prior written notice of such cancellation or termination.

          (d) If Lessee or the Insurance Manager shall maintain any liability coverages for the benefit of Lessee in excess of the coverages required hereunder (whether or not such excess coverage complies with the requirements under this Section 12), Lessee will cause all such coverages to name the Owner Participant, the Lessor, WTC, the Indenture Trustee and the Loan Participant as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements or the Equipment), provided, however, that, the requirements of this Section 12 shall not otherwise apply to such coverages.

     Section 12.2.  Physical Damage Insurance.  (a) The insurance maintained
                    -------------------------
pursuant to Section 12.1(a) shall provide that (i) so long as the Equipment Notes remain outstanding, the proceeds up to the Stipulated Loss Value for any loss or damage to any Unit shall be made to the Indenture Trustee under a standard loss payable clause, and thereafter to Lessor and (ii) so long as no Lease Event of Default shall have occurred and be continuing, Lessee will be entitled, at its own expense, make all proofs of loss and/or take all other steps necessary to collect the proceeds of such insurance.

          (b) In lieu of maintaining the physical damage insurance required by
Section 12.1(a), Lessee may self-insure with respect to the Equipment for such amounts and against such risks as shall be consented to by Lessor and the Indenture Trustee, which consent shall be based upon reasonable practices then in effect in the railcar leasing and insurance industries and upon the financial condition of the Lessee taking into account the Lessee's capital structure and that the Lessee is a special purpose corporation.

          (c) The entire proceeds of any property insurance or third party payments for damages to any Unit received by Lessor or the Indenture Trustee shall be held by such party until, with respect to such Unit, the repairs referred to in clause (i) below are made as specified therein or payment of the Stipulated Loss Value is made, and such entire proceeds will be paid, so long as no Lease Event of Default shall have occurred and be continuing, either:

               (i) to Lessee promptly following receipt by the Indenture Trustee or Lessor, as the case may be, of a written application signed by Lessee for payment to Lessee for repairing or restoring the Units which have been damaged so long as (1) Lessee shall have complied with the applicable provisions of this Lease, and

     (2) Lessee shall have certified that any damage to such Units shall have been fully repaired or restored; or

               (ii) if this Lease is terminated with respect to such Unit because of an Event of Loss and Lessee has paid the Stipulated Loss Value and all other amounts due as a result thereof, such proceeds shall be promptly paid over to, or retained by, Lessee.

     Section 12.3.  Public Liability Insurance.  (a) The public liability
                    --------------------------
insurance referred to in paragraph 12.1(b) shall (i) provide that in as much as such policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability deductibles or retentions and liability for premiums, commissions, assessments or calls (which shall be solely a liability of Lessee), shall operate in the same manner as if there were a separate policy or policies covering each insured, (ii) waive any rights of subrogation of the insurers against Owner Participant, Lessor, WTC and the Indenture Trustee, (iii) provide that neither Owner Participant, Lessor, WTC, the Indenture Trustee nor Loan Participant shall have any responsibility for any insurance premiums, whether for coverage before or after cancellation or termination of any such policies as to Lessee and (iv) be primary without contribution from any similar insurance maintained by Owner Participant, Lessor, WTC, the Indenture Trustee or Loan Participant.

          (b) Lessee shall use its reasonable efforts to obtain public liability insurance policies which stipulate that coverage thereunder will not be invalidated (as to Owner Participant, Loan Participant, Lessor, as Lessor of the Equipment and in its individual capacity, and the Indenture Trustee) by any act or neglect of the Lessee, or any breach or violation by the Lessee of any warranties, declarations or conditions contained in such policies, but shall be under no obligation to obtain such policies containing such stipulations if they are not available to Lessee at commercially reasonable rates in the markets in which Lessee has then placed its insurance program.

          (c) In the event any public liability insurance policy or coverage thereunder which are required to be maintained under Section 12.1(b) shall not be available to Lessee in the commercial insurance market on commercially reasonable terms, Lessor shall not unreasonably withhold its agreement to waive such requirement. Lessee shall make written request for any such waiver in writing, accompanied by written reports prepared, at Lessee's option, either by
(i) one independent insurance advisor chosen by Lessee and Lessor or (ii) three independent insurance advisors, one chosen by Lessor, one chosen by Lessee and one chosen by the other two advisors (one of which may be the regular insurance broker or brokers of Lessee) in either case, such independent insurance advisors being of recognized national standing. The fees and expenses of all such advisors shall be paid by Lessee. The written reports required hereunder shall
(x) state that such insurance (or the required coverage thereunder) is not reasonably available to Lessee at commercially reasonable premiums in the commercial insurance markets within which Lessee or the Manager normally purchases its insurance from insurers, acceptable to Lessee, with a Best's rating of A- or better for railcars of similar type and capacity and (y) explain in detail the basis for such conclusions. Upon the granting of any such waiver, Lessee shall within 15 days thereafter certify to Lessor in writing the cost (on the basis of the Total Managed Fleet) of liability insurance premiums for the coverage required by Section 12.1(b) for the immediately preceding fiscal year; and in the event that any such certificate is not received by Lessor within such 15-day period, any such waiver shall be deemed revoked. At any time after the granting of such waiver, but not more often than once a year, Lessor may make a written request for a supplemental report (in form reasonably acceptable to Lessor) from such insurance advisor(s) updating the prior report and reaffirming the conclusions set forth therein. Lessee shall provide any such required supplemental report within 60 days after receipt of the written request therefor. Any such waiver shall be effective for only as long as such insurance is not reasonably available to Lessee in the commercial markets in which Lessee normally purchases its insurance at commercially reasonable rates, it being understood that the failure of Lessee to furnish timely any such supplemental report shall be conclusive evidence that such condition no longer exists. If such supplemental report shows that such coverage is available, Lessee shall within 90 days of such report obtain such insurance coverage. During any period with respect to which such waiver has been granted and remains in effect under this Section 12.3(c), Lessee shall obtain public liability insurance as set forth in Section 12.1(b) from such carriers, in such amounts and with coverage limits and deductibles as may be reasonable in its judgment under the circumstances, but in any event no less than prudent industry standards, but in any event in an amount that may be purchased for a premium equal to 200% of Lessee's cost (on a fleet-wide basis) of public liability insurance premiums for the coverage on a fleet-wide basis required by Section 12.1(b) for the final year immediately preceding the fiscal year in which such waiver first was granted.

     Section 12.4.  Certificate of Insurance.  (a) Lessee shall, prior to the
                    ------------------------
Closing Date and when the renewal certificate referred to below is sent (but in any event not less than annually), furnish (or, in the case of (iii) below, use reasonable efforts to furnish) Lessor, the Indenture Trustee, the Owner Participant and the Loan Participant with a certificate signed by the insurer or an independent insurance broker (i) showing the insurance then maintained by Lessee pursuant to Section 12.1, (ii) stating that, except as noted in such certificate, such insurance complies with the requirements contained in Exhibit B-1 (as to general liability insurance) and/or B-2 (as to physical/damage insurance) to the Participation Agreement, (iii) stating that, except as noted in such certificate, such insurance complies with the requirements contained in this Section 12 and (iv) to the extent that any provision that Lessee is required to use reasonable efforts to obtain is not contained in such insurance, such certificate shall so state and shall confirm that, in such broker's opinion, such provision is not reasonably obtainable. Lessor shall be entitled at its expense to review copies of all applicable insurance policies. With respect to any renewal policy or policies, certificates or binders evidencing such renewal shall be furnished as soon as practicable, but in no event later than 30 days after the earlier of the date such renewal is effected or the expiration date of the original policy or policies. Simultaneously, with the furnishing of such certificate, Lessee will provide appropriate evidence, reasonably satisfactory to Lessor and the Indenture Trustee, that all premiums due on such insurance have been paid.

          (b) Lessee agrees to use reasonable efforts to cause its independent insurance broker to agree that, with respect to any policy of insurance maintained pursuant to Section 12.1, such broker will provide not less than 30 days' prior written notice to Lessor, the Indenture Trustee, Loan Participant and Owner Participant of any non-renewal or material adverse change with respect to such policy. For purposes of this Section 12.1, "material adverse change" shall mean a material adverse change in policy limits, exclusions or deductibles or any material adverse change in policy coverage inconsistent with the requirements of Section 12.1(b).

     Section 12.5.  Additional Insurance.  In the event that Lessee shall fail
                    --------------------
to maintain insurance as herein provided in Section 12.1 or, if applicable,
Section 12.3, Lessor may at its option, upon prior written notice to Lessee, provide such insurance and, in such event, Lessee shall, upon demand from time to time reimburse Lessor for the cost thereof together with interest from the date of payment thereof at the Late Rate, on the amount of the cost to Lessor of such insurance which Lessee shall have failed to maintain. If after Lessor has provided such insurance, Lessee then obtains the coverage provided for in
Section 12.1 which was replaced by the insurance provided by Lessor, and Lessee provides Lessor with evidence of such coverage reasonably satisfactory to Lessor, Lessor shall cancel the insurance it has provided pursuant to the first sentence of this Section 12.5. In such event, Lessee shall reimburse Lessor for all costs to Lessor of cancellation, including without limitation any short rate penalty, together with interest from the date of Lessor's payment thereof at the Late Rate. In addition, at any time Lessor (either directly or in the name of Owner Participant) may at its own expense carry insurance with respect to its interest in the Units, provided that such insurance does not interfere with Lessee's ability to insure the Equipment as required by this Section 12 or adversely affect Lessee's insurance or the cost thereof, it being understood that all salvage rights to each Unit shall remain with Lessee's insurers at all times. Any insurance payments received from policies maintained by Lessor pursuant to the previous sentence shall be retained by Lessor without reducing or otherwise affecting Lessee's obligations hereunder, other than with respect to Unit(s) with respect to which such payments have been made.

     Section 12.6.  Post Lease Term Insurance.  Lessee agrees that upon the
                    -------------------------
expiration or earlier termination of the Lease Term, Lessee will, with respect to the public liability insurance otherwise required to be carried under this
Section 12, either: (A) purchase a seven year extended reporting period for the Owner Participant, Lessor and Owner Trustee, or (B) carry or cause to be carried for such seven year period public liability insurance which satisfies the requirements of this Section 12 and which names the Owner Participant, Lessor and Owner Trustee as additional insureds.

 SECTION 13.   Reports; Inspection.
               -------------------

     Section 13.1.  Duty of Lessee to Furnish.  On or before April 30, 1999, and
                    -------------------------
on or before each April 30 thereafter, Lessee will furnish (or cause the Manager under the Management Agreement to furnish) to Lessor, Owner Participant, Loan Participant, the Indenture Trustee and the Rating Agencies an accurate statement, as of the preceding December 31, (a) showing the amount, description and reporting marks of the Units then leased hereunder, the amount, description and reporting marks of all Units that may have suffered an Event of Loss during the 12 months ending on such December 31 (or since the Closing Date, in the case of the first such statement), and such other information regarding the condition or repair of the Equipment as Lessor may reasonably request, (b) stating that, in the case of all Equipment repainted during the period covered by such statement, the markings required by Section 4.2 hereof shall have been preserved or replaced, (c) showing the percentage of use in the United States and in each of Canada and Mexico based on the total mileage traveled by all railcars in the Total Managed Fleet (or by the Units, if and to the extent generally made available to the Manager in the ordinary course with respect to railcars in general interchange service similar to the Units) for the prior calendar year as reported to the Manager by railroads (provided, that Lessee shall cooperate with Owner Participant and Lessor and shall provide such additional information on such matters as Owner Participant or Lessor may reasonably request to enable Owner Participant and Lessor to pursue or fulfill their respective tax audit and tax litigation rights and obligations), and (d) stating that Lessee is not aware of any condition of any Unit which would cause such Unit not to comply in any material respect with the rules and regulations of the FRA, the interchange rules of the Field Manual of the AAR as they apply to the maintenance and operation of the Equipment in interchange and any other requirements hereunder.

     Section 13.2.  Lessor's Inspection Rights.  Lessor, Owner Participant and
                    --------------------------
the Indenture Trustee each shall have the right, but not the obligation, at their respective sole cost and expense, unless an Event of Default shall have occurred and be continuing, by their respective authorized representatives, to inspect the Equipment, all subleases thereof and Lessee's records with respect thereto. All inspections shall be conducted during Lessee's normal business hours, on the Manager's premises or in areas that are not the premises of a Sublessee to which Lessee has reasonable access, and upon reasonable prior notice to Lessee. Lessee shall not be liable for any injury to, or the death of, any Person exercising, either on behalf of Lessor, any Owner Participant, the Indenture Trustee or any prospective user, the rights of inspection granted under this Section 13.2 unless caused by Lessee's gross negligence or wilful misconduct. Except following the occurrence and continuance of an Event of Default, no inspection pursuant to this Section 13.2 shall interfere with the use, operation or maintenance of the Equipment or the ordinary course of Lessee's or any Sublessee's business, and except as provided herein, Lessee shall not be required to undertake or incur any additional liabilities in connection therewith.

 SECTION 14.   Lease Events of Default.
               -----------------------

     The following events shall constitute Lease Events of Default hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

          (a) Lessee shall fail to make or be deemed by virtue of the last sentence of Section 3.5 hereof to fail to have made any payment of Basic Rent, Early Purchase Price, or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement, Stipulated Loss Value or Termination Value within 10 Business Days after the same shall have become due; provided, however, that so long as any Equipment Notes remain outstanding, failure to make (or be deemed to have made) an entire payment of Basic Rent on any Rent Payment Date shall not be a Lease Event of Default so long as the amounts applied under Section 3.4, clause (4), of the Intercreditor Agreement are sufficient to make the distributions required under such clause
(4) with respect to the obligations owed under this Lease; or

          (b) Lessee shall fail to make or be deemed by virtue of payments made by the Collateral Agent to fail to have made any payment of Supplemental Rent, including indemnity or tax indemnity payments, but not including Stipulated Loss Value, Termination Value, Early Purchase Price, or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement after the same shall have become due and such failure shall continue unremedied for 10 Business Days after receipt by Lessee of written notice of such failure from Lessor, the Owner Participant or the Indenture Trustee; provided, however, that so long as any Equipment Notes remain outstanding, failure to make (or be deemed to have made) payment of any of the amounts referred to in or to be applied pursuant to clauses (5) through (14) of Section
3.4 of the Intercreditor Agreement shall not be a Lease Event of Default; or

          (c) Lessee shall fail to maintain in effect the insurance required by
Section 12 and such failure shall not have been waived as provided for therein;
or

          (d) Lessee shall use or permit the use of the Equipment or any portion thereof in a way which is not permitted by this Lease, provided that such unauthorized use shall not constitute a Lease Event of Default for a period of 45 days after the occurrence thereof so long as (i) such unauthorized use is not the result of any willful action of Lessee, and (ii) such unauthorized use is capable of being cured and Lessee diligently pursues such cure throughout such 45-day period; or Lessee shall make or permit any unauthorized assignment or transfer of this Lease in violation of Section 18.2; or

          (e) Lessee shall fail to observe or perform in any material respect any of the covenants or agreements to be observed or performed by Lessee in
Section 6.2 or 6.3 of the Intercreditor Agreement; or

          (f) Any representation or warranty made by Lessee in any Lessee Agreement is untrue or incorrect in any material respect as of the date of making thereof and such untruth or incorrectness shall continue to be material and unremedied; provided that, if such untruth or incorrectness is capable of being remedied, no such untruth or incorrectness shall constitute a Lease Event of Default hereunder for a period of 30 days after receipt of notice from Lessor, the Owner Participant or the Indenture Trustee so long as Lessee is diligently proceeding to remedy such untruth or incorrectness and shall in fact remedy such untruth or incorrectness within such period; provided that such untrue or incorrect representation or warranty shall be deemed to be remediable or remedied only after all adverse consequences thereof, if any, can be and have been remedied as applicable; or

          (g) Lessee shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) admit in writing its inability to pay its debts generally as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize any of the foregoing; or

          (h) An involuntary case or other proceeding shall be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

          (i) Lessee shall fail to observe or perform any other of the covenants or agreements to be observed or performed by Lessee under any Lessee Agreement or any certificate and such failure shall continue unremedied for 30 days after notice from Lessor, the Owner Participant or the Indenture Trustee to Lessee, specifying the failure and demanding the same to be remedied; provided that, if such failure is capable of being remedied, and the remedy requires an action other than, or in addition to, the payment of money, no such failure (other than one relating to the payment of such money) shall constitute a Lease Event of Default hereunder for a period of 90 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such failure and shall in fact remedy such failure within such period; or

          (j) A "Manager Default" (as defined in the Management Agreement) shall have occurred and be continuing under the Management Agreement, and Lessee shall have failed to exercise its rights under the Management Agreement in respect of such Manager Default for a period of 30 days after receipt by Lessee of written notice from Lessor, the Owner Participant or the Indenture Trustee demanding that such action be taken; or

          (k) An "Insurance Manager Default" (as defined in the Insurance Agreement) shall have occurred and be continuing under the Insurance Agreement, and Lessee shall have failed to exercise its rights under the Insurance Agreement in respect of such Insurance Manager Default for a period of 30 days after receipt by Lessee of written notice from Lessor, the Owner Participant or the Indenture Trustee demanding that such action be taken; or

          (l) The Administrator (as defined in the Administrative Services Agreement) shall have defaulted in any material respect in the performance of any of its obligations under the Administrative Services Agreement, and Lessee shall have failed to exercise its rights under the Administrative Services Agreement in respect of such default for a period of 30 days after receipt by Lessee of written notice from Lessor, the Owner Participant or the Indenture Trustee demanding that such action be taken.

Notwithstanding anything to the contrary contained in this Lease, any failure of Lessee to perform or observe any covenant or agreement herein shall not constitute a Lease Event of Default if such failure is caused solely by reason of an event which constitutes an "Event of Loss" so long as Lessee is continuing to comply with the applicable terms of Section 11.

 SECTION 15.   Remedies.
               --------

     Section 15.1.  Remedies.  Upon the occurrence of any Lease Event of Default
                    --------
and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (except that this Lease shall, without any action on the part of Lessor, be automatically deemed to have been declared in default upon the occurrence of a Lease Event of Default described in Section 14(g) or (h)); and at any time thereafter, unless Lessee shall have remedied all outstanding Lease Events of Default prior to the commencement of the exercise by Lessor of any of its remedies hereunder, Lessor may do one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

          (b) by notice in writing to Lessee, Lessor may demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense, forthwith return all or any part of the Equipment so demanded to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 15.5; or Lessor with or without notice or judicial process may by its agents enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of and remove all or any of the Units, and Lessor may use and employ in connection with such removal any services, aids, equipment, trackage and other facilities of Lessee as is reasonably required to remove such Units and thenceforth hold, possess and enjoy the same free from any right of Lessee, or its successor or assigns, to use such Units for any purpose whatever;

          (c) sell any Unit at public or private sale in such manner as Lessor may determine, free and clear of any rights of Lessee and, if any Sublease of such Unit is not terminated (which Lessor shall have a right to do), any Sublease thereof and without any duty to account to Lessee or any sublessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if Lessor elects to exercise its rights under said paragraph), in which event Lessee's obligation to pay Basic Rent with respect to such Unit hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) below if Lessor elects to exercise its rights under either of said paragraphs);

          (d) hold, keep idle or lease to others any Unit as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and, if any Sublease of such Unit is not terminated (which Lessor shall have a right to do), any Sublease thereof and without any duty to account to Lessee or any sublessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent with respect to such Unit due for any periods subsequent to the date upon which Lessee shall have been deprived of possession and use of such Unit pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by Lessor from leasing such Unit to any Person other than Lessee;

          (e) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b), (c) or (d) above with respect to any Unit, Lessor, by written notice to Lessee specifying a payment date (which date shall be a Determination Date for the purposes of computing Stipulated Loss Value) which shall be not less than 10 days after the date of such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due after the payment date specified in such notice), all Rent due and payable, or accrued, in respect of such Unit as of the payment date specified in such notice (exclusive of any in advance Basic Rent due on such date) plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (i) an amount with respect to each such Unit which represents the excess of the present value, as of such payment date, of all rentals for such Unit which would otherwise have accrued hereunder from such payment date for the remainder of the Basic Term or any Renewal Term then in effect over the then present value of the then fair market rental value of such Unit (taking into account its actual condition) for such period computed by discounting from the end of such Term to such payment date rentals which Lessor reasonably estimates to be obtainable for the use of such Unit during such period, such present value to be computed in each case using a per annum discount rate equal to the Debt Rate, compounded monthly from the respective dates upon which rentals would have been payable hereunder had this Lease not been terminated; or
(ii) an amount equal to the excess, if any, of the Stipulated Loss Value for such Unit computed as of the payment date specified in such notice over the fair market sales value of such Unit reasonably estimated by Lessor (taking into account its actual condition) as of the payment date specified in such notice; or (iii) if Lessor shall not have sold such Unit pursuant to the exercise of its rights under paragraph (c) above with respect to such Unit, an amount equal to the higher of Stipulated Loss Value for such Unit computed as of the payment date specified in such notice or the Fair Market Sales Value of such Unit (assuming it is in the condition required by this Lease) as of the payment date specified in such notice; and upon payment by Lessee pursuant to said clause
(iii) of such Stipulated Loss Value or Fair Market Sales Value, as the case may be, any Late Payment Premium and of all other amounts payable by Lessee under this Lease and under the other Operative Agreements in respect of such Unit, Lessor shall transfer "as is" and "where is" and without recourse or warranty all right, title and interest of Lessor in and to such Unit to Lessee or as it may direct, and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request;

          (f) if Lessor shall have sold any Unit pursuant to paragraph (c) above, Lessor, in lieu of exercising its rights under paragraph (e) above with respect to such Unit may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due subsequent to the Rent Payment Date next preceding such sale), any accrued and unpaid Rent for such Unit as of the date of such sale (Basic Rent for this purpose accruing at a per diem rate equal to the monthly amount due on the next following Rent Payment Date divided by 30) and, if that date is a Rent Payment Date, the Basic Rent due on that date (exclusive of any in advance Basic Rent due on such date), plus the amount, if any, by which the Stipulated Loss Value of such Unit computed as of the Rent Payment Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date, then computed as of such Rent Payment Date, plus the amount of any Late Payment Premium, exceeds the net proceeds of such sale (taking into account for this purpose all costs and expenses, including legal fees and expenses, incurred by Lessor in connection with such sale or otherwise exercising remedies hereunder) plus interest on such excess from the date of such sale to the date of payment at the Late Rate; and

          (g) Lessor may terminate the leasing of any or all Units under this Lease and/or any Sublease or may exercise any other right or remedy that may be available to it under applicable law.

     In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies

(including, without limitation, Late Payment Interest, but exclusive of any in advance Basic Rent due on such date), and for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease.

     Section 15.2.  Cumulative Remedies.
                    -------------------
favor of Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. Lessee hereby waives any and all existing or future claims of any right to assert any offset or counterclaim against the Rent payments due hereunder, and agrees to make the rent payments regardless of any offset or counterclaim or claim which may be asserted by Lessee on its behalf in connection with the lease of the Equipment. Lessee further agrees that Lessee's obligations to pay all Rent (including, without limitation, all Basic Rent and Supplemental Rent) and its obligations to maintain the Equipment pursuant to Section 8 hereof and to maintain the insurance pursuant to Section 12 hereof shall constitute monetary obligations of the Lessee for all purposes of Section 365 of the Bankruptcy Code. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in Section 15.1 or that may otherwise limit or modify any of Lessor's rights and remedies provided in this Section 15.

     Section 15.3.  No Waiver.  No delay or omission to exercise any right,
                    ---------
power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

     Section 15.4.  Notice of Lease Default.  Lessee agrees to furnish to
                    -----------------------
Lessor, Owner Participant and the Indenture Trustee, promptly upon any officer acquiring actual knowledge of any condition which constituted or constitutes a Lease Default under this Lease, written notice specifying such condition and the nature and status thereof.

     Section 15.5.  Lessee's Duty to Return Equipment Upon Default.  If Lessor
                    ----------------------------------------------
or any assignee of Lessor shall terminate this Lease pursuant to this Section 15 and shall have provided to Lessee the written demand specified in Section 15.1(b), Lessee shall forthwith deliver possession of the Equipment to Lessor (except where Lessor has received all amounts payable by Lessee pursuant to any notice provided by Lessor under Section 15.1(e)(iii)). For the purpose of delivering possession of any Unit to Lessor as above required, Lessee shall at its own cost, expense and risk (except as hereinafter stated):

          (a) Forthwith place such Equipment upon such storage tracks of Lessee or any of its Affiliates or, at the expense of Lessee, on any other storage tracks, as Lessor may designate or, in the absence of such designation, as Lessee may select;

          (b) Permit Lessor to store such Equipment on such tracks without charge for insurance, rent or storage until such Equipment has been sold, leased or otherwise disposed of by Lessor and during such period of storage Lessee shall continue to maintain all insurance required by Section 12.1 hereof; and

          (c) Transport the Equipment to any place on any lines of railroad or to any connection carrier for shipment, all as Lessor may direct in writing.

All Equipment returned shall be in the condition required by Section 6.2 hereof.

     All amounts earned in respect of the Equipment after the date of termination of this Lease pursuant to this Section 15, but not exceeding amounts actually received therefor, shall be paid to Lessor or, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee, and, if received by Lessee, shall be promptly turned over to Lessor or the Indenture Trustee as aforesaid. In the event any Unit is not assembled, delivered and stored as hereinabove provided within 15 days after the termination of the leasing of such Unit pursuant to Section 15, Lessee shall, in addition, pay to Lessor or the Indenture Trustee as aforesaid as liquidated damages and not as a penalty, for each day thereafter an amount equal to the amount, if any, by which the daily equivalent of the Basic Rent in effect immediately prior to the expiration of the Lease for such Unit exceeds the amount, if any, received by Lessor or the Indenture Trustee as aforesaid (either directly or from Lessee) for such day for such Unit pursuant to the preceding sentence.

     Section 15.6.  Specific Performance; Lessor Appointed Lessee's Agent.  The
                    -----------------------------------------------------
assembling, delivery, storage and transporting of the Equipment as provided in
Section 15.5 are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee so to assemble, deliver, store and transport the Equipment. Without in any way limiting the obligation of Lessee under the provisions of Section 15.5, Lessee hereby irrevocably appoints Lessor as the agent and attorney of Lessee, with full power and authority, at any time while Lessee is obligated to deliver possession of any Units to Lessor pursuant to this Section 15, to demand and take possession of such Unit in the name and on behalf of Lessee from whosoever shall be at the time in possession of such Unit.

 SECTION 16.   Filings; Further Assurances.
               ---------------------------

     Section 16.1.  Filings.   This Lease or a counterpart or copy hereof or
                    -------
evidence hereof may be filed or recorded in any public office in the United States as may be necessary or appropriate to protect the interest of Lessor, Owner Participant or the Indenture Trustee herein or in the Units. On or prior to the Closing Date Lessee will cause a memorandum of each of this Lease, the Lease Supplements dated the Closing Date, the Indenture and the Indenture Supplements dated the Closing Date (i) to be duly filed and recorded with the STB in accordance with 49 U.S.C. (S) 11301, (ii) to be deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act (and all necessary actions shall have been taken for publication of such deposit in the Canada Gazette in accordance with said Section 105) and (iii) will furnish Lessor, the Indenture Trustee and Owner Participant proof thereof.

     Section 16.2.  Further Assurances.  Lessee will duly execute and deliver to
                    ------------------
Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request or as may be required by applicable law or regulation in order to effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor, the Participants and the Indenture Trustee hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof or Uniform Commercial Code financing statements in accordance with the laws of such jurisdiction as Lessor may from time to time deem advisable.

     Section 16.3.  Other Filings.  If, at any time after the Closing Date and
                    -------------
during the Lease Term, Mexico, or one or more states in Mexico, establishes a state or other system for filing and perfecting the ownership and/or security interests of entities such as Lessor and/or the Indenture Trustee, at the time that Lessee or the Manager takes such action with respect to other equipment similar to the Equipment (whether owned or leased by Lessee) and also upon the request of Lessor, any Participant, or the Indenture Trustee, Lessee shall cause any and all of the Operative Agreements to be recorded with or under such system and shall cause all other filings and recordings and all such other action required under such system to be effected and taken, in order to perfect and protect the respective right, title and interests of Lessor, Owner Participant, Loan Participant and the Indenture Trustee.

     Section 16.4.  Expenses.  Lessee will pay all costs, charges and expenses
                    --------
(including reasonable attorneys fees) incident to any such filing, refiling, recording and rerecording or depositing and re-depositing of any such instruments or incident to the taking of such action.

 SECTION 17.   Lessor's Right to Perform.
               -------------------------

     If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, after giving not less than five Business Days' prior notice thereof to Lessee (except in the event that an Indenture Default resulting from a Lease Default or a Lease Event of Default shall have occurred and be continuing, in which event Lessor may effect such payment, performance or compliance to the extent necessary to cure such Indenture Default with notice given concurrently with such payment, performance or compliance), but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Rate from such date of payment, to the extent permitted by applicable law, shall be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand.

 SECTION 18.   Assignment.
               ----------

     Section 18.1.  Assignment by Lessor.  Lessee and Lessor hereby confirm that
                    --------------------
concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Indenture Trustee the Indenture, which assigns as collateral security and grants a security interest in favor of the Indenture Trustee in, to and under this Lease and certain of the Rent payable hereunder (excluding Excepted Property), all as more explicitly set forth in the Indenture. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to this Lease, the Equipment or any Unit, except as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Indenture.

     Section 18.2.  Assignment by Lessee.  Except in the case of any requisition
                    --------------------
for use by any governmental authority or any agency or instrumentality thereof referred to in Section 11.1, Lessee will not, without the prior written consent of Lessor and the Indenture Trustee, assign any of its rights hereunder.

     Section 18.3.  Sublessee's or Others Performance and Rights.  Any
                    --------------------------------------------
obligation imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by the Manager under the Management Agreement, the Insurance Manager under the Insurance Agreement or any Sublessee under a Permitted Sublease then in effect and permitted by the terms of this Lease shall constitute performance by Lessee and discharge such obligation by Lessee. Except as otherwise expressly provided herein, any right granted to Lessee in this Lease shall grant Lessee the right to (a) exercise such right or permit such right to be exercised by the Manager or the Insurance Manager, or (b) in Lessee's capacity as sublessor pursuant to any Permitted Sublease permit any Sublessee to exercise substantially equivalent rights under any such sublease as are granted to Lessee under this Lease; provided, however, that Lessee's right to terminate this Lease pursuant to Section 10 and Lessee's purchase and renewal options set forth in Section 22 may be exercised only by Lessee; provided, further, that nothing in this Section 18.3 shall or shall be deemed to (i) create any privity of contract between any such Sublessee, on the one hand, and any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, on the other hand, (ii) create any duty or other liability of any nature whatsoever on the part of any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, to any such Sublessee or any Affiliate thereof, or (iii) modify or waive any term or provision of
Section 8.3 hereof, which Section 8.3 shall control if any conflict arises between any of the provisions thereof and this Section 18.3. The inclusion of specific references to obligations or rights of any such Sublessee in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such Sublessee has not been made in this Lease.

 SECTION 19.   Net Lease, etc.
               ---------------

     This Lease is a net lease and Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, Owner Participant, the Indenture Trustee or any holder of an Equipment Note or Pass Through Certificate, any vendor or manufacturer of any Unit, or any other Person for any reason whatsoever, (ii) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, (iii) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (iv) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor, Owner Participant, the Indenture Trustee, Loan Participant, any holder of an Equipment Note or Pass Through Certificate or any other Person, (v) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person to enter into this Lease or any other Operative Agreement or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, (vi) the breach or failure of any warranty or representation made in this Lease or any other Operative Agreement by Lessee, Lessor, Owner Participant, Loan Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (vii) the requisitioning, seizure or other taking of title to or use of such Unit by any government or governmental authority or otherwise, whether or not by reason of any act or omission of Lessor, Lessee or the Indenture Trustee, or any other deprivation or limitation of use of such Unit in any respect or for any length of time, whether or not resulting from accident and whether or not without fault on the part of Lessee, or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees, to the maximum extent permitted by law, to pay to Lessor or to the Indenture Trustee, as the case may be, an amount equal to each installment of Basic Rent and all Supplemental Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Person for any reason whatsoever. Nothing contained herein shall be construed to waive any claim which Lessee might have under any of the Operative Agreements or otherwise or to limit the right of Lessee to make any claim it might have against Lessor or any other Person or to pursue such claim in such manner as Lessee shall deem appropriate.

 SECTION 20.   Notices.
               -------

     Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by either of the methods set forth in clause (i) or (ii), in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

          If to Lessor:       GARC II 98-A Railcar Trust
                              c/o Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, DE  19890-0001
                              Attention:   Corporate Trust Administration
                              Fax No.:     (302) 651-8882
                              Confirmation No.:  (302) 651-1000

     With copies to Owner Participant.

          If to Owner Participant:      [Owner Participant]
                                        __________________
                                        __________________
                                        __________________
                                        Attention:   _______________
                                        Fax No.:     _______________
                                        Confirmation No.:  _______________

          If to the Indenture Trustee:  State Street Bank and Trust Company
                                        Two International Place
                                        Boston, MA  02110
                                        Attention:   Corporate Trust Services
                                                     Division
                                        Fax No.:     (617) 664-____
                                        Confirmation No.:  (617) 664-_____

          If to Lessee:                 General American Railcar Corporation II
                                        500 West Monroe Street
                                        Chicago, Illinois  60661
                                        Attention:   Treasurer
                                        Re:          (GARC II 98-A)
                                        Fax No.:     (312) 621-6270
                                        Confirmation No.:  (312) 621-6451

 SECTION 21.   Concerning the Indenture Trustee.
               --------------------------------

     Section 21.1.   Limitation of the Indenture Trustee's Liabilities.
                     -------------------------------------------------
Notwithstanding any provision to the contrary contained herein or in any of the Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreements), and any liability therefor, shall, in addition to any other limitations provided herein or in the other Operative Agreements, be limited by the provisions of the Indenture, including, but not limited to, Article VI thereof.

     Section 21.2.   Right, Title and Interest of the Indenture Trustee Under
                     --------------------------------------------------------
Lease.  It is understood and agreed that the right, title and interest of the
-----
Indenture Trustee in, to and under this Lease and the Rent due and to become due hereunder shall by the express terms granting and conveying the same be subject to the interest of Lessee in and to the Equipment.

 SECTION 22.   Purchase Options; Renewal Options; and Deemed Renewals.
               ------------------------------------------------------

     Section 22.1    Early Purchase Option.  In addition to the option granted
                     ---------------------
Lessee pursuant to Section 6.9 of the Participation Agreement and provided that Lessee shall have duly given the notice required by the next succeeding sentence and the corresponding notice under the Other Leases and shall concurrently purchase all (but not less than all) of the units then subject to the Other Leases, Lessee shall have the right and, upon the giving of such notice, the obligation to purchase all (but not less than all) of the Units leased hereunder (as specified in such notice) on the Early Purchase Date for such Units at a price equal to the Early Purchase Price of such Units plus the other amounts specified below. Lessee shall give Lessor written notice not less than 90 days and not more than 180 days prior to the Early Purchase Date of its election to exercise the purchase option provided for in this Section 22.1, which notice shall be irrevocable. Payment of the Early Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements, with respect to such Units, including, without limitation or duplication, (x) all unpaid Basic Rent therefor due and payable, or accrued, on or prior to the Early Purchase Date (exclusive of any in advance Basic Rent due on such date), (y) any Make-Whole Amount and Late Payment Interest with respect to the Equipment Notes then being prepaid and (z) the Accumulated Equity Deficiency Amount and any Late Payment Interest related thereto (so that, after receipt and application of all such payments but without any withdrawal from any Reserve Account, the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive, in respect of the Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant) shall be made on the Early Purchase Date at the place of payment specified in Section 3.5 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. The costs of preparing the bill of sale and all other documentation relating to any purchase by the Lessee pursuant to this Section 22.1 and the costs of all necessary filings relating to such purchase will be borne by the Lessee. In the event of any such purchase and receipt by Lessor of all of the amounts provided in this Section 22.1, the obligation of Lessee to pay Basic Rent hereunder shall cease and the Lease Term shall end.

     If Lessee elects to exercise the purchase option provided for in this
Section 22.1, Lessee shall, as the purchase price therefor, in the sole discretion of Lessee, either (i) pay the Early Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements, as specified in the paragraph above, or (ii) pay the difference between the amount specified in clause (i) and the outstanding principal amount of the Equipment Notes as of the Early Purchase Date and assume on a full recourse basis all of the Owner Trustee's obligations under the Indenture in respect of the indebtedness evidenced by such Equipment Notes related to such Units as provided in Section 3.6 of the Indenture; provided, that, following such assumption, the purchased Units shall remain subject to the Lien of a separate indenture similar to the Indenture pursuant to Section 3.6 of the Indenture. Lessee will make the payments required by foregoing clause (i) or assume the indebtedness evidenced by the Equipment Notes as provided in foregoing clause
(ii) on the Early Purchase Date in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of the Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens; provided, however, that Lessee shall have the option of specifying in such notice under this
Section 22.1 its election to defer payment of a portion of the Early Purchase Price for such Units in four (4) equal installments in the amounts and on the dates set forth on Schedule 6 to the Participation Agreement so long as the portion of the Early Purchase Price payable by Lessee on the Early Purchase Date in the event of any such election by Lessee, under any circumstances and in any event, together with other amounts of Supplemental Rent payable by Lessee on such date, will be at least sufficient to pay in full, as of the date of payment thereof, the aggregate unpaid principal and accrued interest of the Equipment Notes together with any Make Whole Amount, Late Payment Interest and all other amounts owed to the holders of the Equipment Notes under the Operative Agreements; and provided further, that such deferred portion (i) may be prepaid by Lessee at any time in whole and (ii) will be secured in favor of Lessor by a letter of credit by a bank or financial institution acceptable to the Owner Participant in its sole discretion or if acceptable to the Owner Participant in its sole discretion a guaranty of Lessee Parent in form and substance reasonably satisfactory to Lessor. If Lessee shall fail to fulfill its obligations under this second paragraph of Section 22.1, all of Lessee's obligations under this Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, shall continue and Lessee shall be obligated to pay all costs and expenses, including legal fees and expenses, incurred by Lessor, the Owner Participant and Indenture Trustee as a result of the notice given by Lessee pursuant to this Section.

     Section 22.2    Election to Retain or Return Equipment at End of Basic or
                     ---------------------------------------------------------
Renewal Term. Not less than 180 days and not more than 360 days prior to the end
------------
of the Basic Term or any Renewal Term, Lessee shall give Lessor a preliminary notice of its decision to return or retain the Units and the units subject to the Other Leases (it being understood that at the end of the Basic Term or any Renewal Term Lessee must return all (and not less than all) such Units and units if it returns any, or retain all (and not less than all) such Units and units if it retains any) at the end of the Basic Term or such Renewal Term and not less than 120 days prior to the end of the Basic Term or the end of any Renewal Term, Lessee shall give Lessor irrevocable written notice of its decision to return or retain the Units at the end of the Basic Term or such Renewal Term. If Lessee elects to retain Units, Lessee shall comply with Section 22.3 and/or 22.4 hereof, as it may elect in accordance with the provisions thereof including the notice requirements stated therein. If Lessee fails to give the 120 days' notice required by this Section 22.2, or a subsequent notice required by Section 22.3 or 22.4, Lessee shall be deemed to have irrevocably elected to return all of the Units at the end of the Basic Term or the applicable Renewal Term, as the case may be, in accordance with Section 22.3; provided, however, that if there are any Units under a Sublease which expires after the end of the Basic Term and Lessee does not elect to retain these Units under Section 22.3 or Section 22.4 hereof, then such Units shall, in any event, be subject to the deemed renewal provisions of Section 22.7.

     Section 22.3    Purchase Option.  Provided that Lessee shall have duly
                     ---------------
given the notice required by Section 22.2 and by the next succeeding sentence of this Section 22.3 and, in the case of a purchase, Lessee shall have given a corresponding notice under the Other Leases and shall upon the purchase of the Units hereunder concurrently purchase the units under the Other Leases, Lessee shall have the right and, upon the giving of such notice under this Section 22.3, the obligation to purchase all of the Units at a price equal to, at Lessee's option: (i) the Fair Market Sales Value of such Units, at the expiration of the Basic Term, or, if a Renewal Term is then in effect, at the end of such Renewal Term (other than a Renewal Term pursuant to Section 22.7), or (ii) the Basic Term Purchase Price with respect to the option at the end of the Basic Term plus in each case, all other amounts due and owing by Lessee under the Operative Agreements, including, without limitation, Late Payment Interest and any unpaid Rent (so that, after receipt and application of all such payments but without any withdrawal from any Reserve Account, the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive, in respect of the Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant). Lessee shall give Lessor written notice not less than 90 days and not more than 360 days prior to the end of the Basic Term or any Renewal Term, as the case may be, of its election to exercise the purchase option provided for in this Section 22.3, which notice shall be irrevocable. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements shall be made at the place of payment specified in Section 3.5 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties.

     Section 22.4    Renewal Option.  Provided Lessee shall have duly given the
                     --------------
notice required by Section 22.2, and the corresponding notice under the Other Leases and shall upon the renewal of the Units hereunder concurrently renew the units under the Other Leases and Lessee has not exercised its option to purchase the Units pursuant to Section 22.3, Lessee shall have the right and, upon the giving of a notice under this Section 22.4 as below provided, the obligation to lease pursuant to this Lease all (but not less than all) of the Units at the expiration of the Basic Term or any applicable Renewal Term. Lessee may exercise this renewal option by giving Lessor written notice not less than 90 days and not more than 360 days prior to the end of the Basic Term (or, in the circumstances described below the then Renewal Term) that Lessee elects to renew this Lease with respect to all, but not less than all, of the Units then leased hereunder at a rental payment equal to the then fair market rental value (a "Fair Market Renewal") or a fixed rental (a "Fixed Rate Renewal"). At Lessee's option, such renewal may, in the case of a Fair Market Renewal, be for a renewal term of one or more years or, in the case of a Fixed Rate

Renewal, be for an initial renewal term of three years (but not to extend beyond the Outside Renewal Date) and in connection with any renewal term following the initial renewal term, a term of one year or more expiring not later than the Outside Renewal Date, in each case as Lessee shall specify in such notice, which notice shall be irrevocable. The Basic Rent for each Unit during any Renewal Term (the "Renewal Rent") shall (a) in the case of any Fixed Rate Renewal, be 50% of the average of the monthly Basic Rent installments payable hereunder for such Unit during the Basic Term, payable monthly in arrears, and (b) in the case of any Fair Market Renewal, be the Fair Market Rental Value determined at the commencement of the applicable Renewal Term, payable monthly in arrears. Each Renewal Term shall commence immediately upon the expiration of the Basic Term or the preceding Renewal Term, as the case may be. Lessee shall not be entitled to enter any Fixed Rate Renewal following the expiry of any Fair Market Renewal.

     Section 22.5    Rent; Appraisal; Outside Renewal Date.  Promptly following
                     -------------------------------------
Lessee's written notice pursuant to Section 22.2 of its election to retain the Units at the end of the Basic Term or any Renewal Term (and, in any event, if it is anticipated that there will be any Extended Units at the end of the Basic Term or such Renewal Term), Lessor and Lessee shall determine (a) if Lessee shall have exercised a Fixed Rate Renewal, (i) the remaining useful life (based on the actual condition of a reasonable sampling of such Units and determined pursuant to the appraisal procedure set forth in the definition of Fair Market Sales Value) of the Units, and (ii) the latest date such that (1) the period from the Closing Date to such date would not exceed 80% of the useful life of any Unit (as determined in subclause (i) above) from and after the Closing Date, and (2) the Fair Market Sales Value of each Unit (determined without regard to inflation or deflation) on such date would not be less than 20% of the Equipment Cost of such Unit (such date determined under this subclause (ii) shall thereafter be the latest date to which this Lease may be renewed pursuant to a Fixed Rate Renewal under Section 22.4 (the "Outside Renewal Date")), (b) if the
                                            --------------------
Lessee shall have exercised the purchase option under Section 22.3(i) or any renewal option under Section 22.4 (or if it is anticipated that there will be any Extended Units at the end the Basic Term or such Renewal Term), the Fair Market Sales Value of the applicable Units as of the end of the then existing Basic Term or Renewal Term, as applicable, in each case assuming such Units are at least in the condition required by this Lease, and (c) if Lessee shall have exercised a Fair Market Renewal (or if it is anticipated that there will be any Extended Units at the end the Basic Term or such Renewal Term), the Fair Market Rental Value of the applicable Units as of the end of the then existing Basic Term or Renewal Term, as applicable , in each case assuming such Units are at least in the condition required by this Lease.

     Section 22.6    Stipulated Loss Value and Termination Value During Renewal
                     ----------------------------------------------------------
Term.  All of the provisions of this Lease, other than Section 10, shall be
----
applicable during any Renewal Term for such Units, except as specified in the next sentence. During any Renewal Term, the Stipulated Loss Value and Termination Value of any Unit shall be determined on the basis of the Fair Market Sales Value of such Unit as of the first day of such Renewal Term, reduced in equal monthly increments to the Fair Market Sales Value of such Unit as of the last day of such

Renewal Term; provided that in no event during any Renewal Term shall the
              --------
Stipulated Loss Value and Termination Value of any Unit be less than 20% of the Equipment Cost of such Unit.

     Section 22.7    Deemed Renewals.  If Lessee does not exercise its
                     ---------------
purchase option under Section 22.3(ii) or its renewal option under Section 22.4 at the end of the Basic Term or any Renewal Term, then the Lease for any Unit subject to a Sublease at the end of the Basic Term or such Renewal Term shall be deemed automatically renewed for a Renewal Term expiring at the expiration of such Sublease's term (but in no event later than three years following the expiry of the Basic Term or such Renewal Term, as applicable) (such Unit, an "Extended Unit"). The terms and conditions of any such deemed renewal of a Unit under this Section 22.7 including rent shall otherwise be those generally provided in Section 22.4 in respect of a Fair Market Renewal for the period thereof (which shall be considered a Renewal Term).

     Section 22.8    Funding of Accounts on Purchase.  Lessee will not exercise
                     -------------------------------
the purchase option under this Section 22 unless either (a) the full amount required to fund the Post Lease Term Reserve Account is (upon consummation of such purchase and distribution of all amounts required to be distributed by the Collateral Agent under the Intercreditor Agreement) and will be then available to the Collateral Agent to fund such account, or (b) an indemnity pursuant to
Section 3.13 of the Intercreditor Agreement has been provided.

 SECTION 23.    Limitation of Lessor's Liability.
                --------------------------------

     It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall WTC be personally liable for or on account of any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that WTC (or any successor Owner Trustee) shall be personally liable for its gross negligence or wilful misconduct and for its breach of its covenants, representations and warranties contained herein to the extent covenanted or made in its individual capacity.

 SECTION 24.    Investment of Security Funds.
                ----------------------------

     Any moneys received by Lessor or the Indenture Trustee pursuant to Section
12.2 which are required to be paid to Lessee after completion of repairs to be made pursuant to Section 12.2 or pursuant to Section 11.4(a) or 11.5, as the case may be, shall be paid directly to the appropriate Non-Shared Payments Account established under the Intercreditor Agreement.

 SECTION 25.    Miscellaneous.
                -------------

     Section 25.1    Governing Law; Severability.  THIS LEASE, AND ANY
                     ---------------------------
EXTENSIONS, AMENDMENTS, MODIFICATIONS, RENEWALS OR SUPPLEMENTS HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. Whenever possib le, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

     Section 25.2    Execution in Counterparts.  This Lease may be executed in
                     -------------------------
any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, however, that to the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     Section 25.3    Headings and Table of Contents; Section References. The
                     --------------------------------------------------
headings of the sections of this Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

     Section 25.4    Successors and Assigns.  This Lease shall be binding upon
                     ----------------------
and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective permitted successors and permitted assigns.

     Section 25.5    True Lease.  It is the intent of the parties to this Lease
                     ----------
that it will be a true lease and not a "conditional sale", that Lessor shall at all times be considered to be the owner of each Unit which is the subject of this Lease for the purposes of all federal, state, city and local income taxes, that this Lease conveys to Lessee no right, title or interest in any Unit except as lessee and that the Lease will be a finance lease under the provisions of
Article 2A of the New York Uniform Commercial Code. Nothing contained in this
Section 25.5 shall be construed to limit Lessee's use or operation of any Unit or constitute a representation, warranty or covenant by Lessee as to tax consequences.

     Section 25.6.   Amendments and Waivers.  No term, covenant, agreement or
                     ----------------------
condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and except as may be permitted by the terms of the Indenture.

     Section 25.7.   Survival.  All warranties, representations, indemnities and
                     --------
covenants made by either party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either such party or on behalf of either such party, and to the extent having accrued and not been paid or relating to or otherwise arising in connection with the transactions contemplated by the Operative Agreements during the Lease Term, shall survive the expiration or other termination of this Lease or any other Operative Agreement.

     Section 25.8.   Business Days.  If any payment is to be made hereunder or
                     -------------
any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (provided any such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     Section 25.9.   Directly or Indirectly; Performance by Managers. Where any
                     -----------------------------------------------
provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. In this regard, it is understood and agreed that Lessee has entered into the Management Agreement with the Manager and the Insurance Agreement with the Insurance Manager, under which agreements certain rights and obligations of Lessee hereunder will be exercised and performed by such Persons on behalf of Lessee. The Lessee agrees to instruct the Manager and the Insurance Manager to take such actions as shall be necessary or appropriate under such agreements so that the Lessee shall be in compliance in all material respects with its obligations hereunder and under the other Operative Agreements.

     Section 25.10.  Incorporation by Reference.  The payment obligations set
                     --------------------------
forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.

                                   *   *   *

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered on the day and year first above written.


                                    Lessor:

                                    GARC II 98-A RAILCAR TRUST,
                                    By: Wilmington Trust Company, not in its
                                    individual capacity except as otherwise
                                    expressly provided but solely as Owner
                                    Trustee


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


                                    Lessee:


                                    GENERAL AMERICAN RAILCAR
                                    CORPORATION II


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

          (1)Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on this ____ day of September, 1998.


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Indenture Trustee


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

-----------
(1)  This language contained in the original counterpart only.

                                   EXHIBIT A

                          LEASE SUPPLEMENT NO. _______
                                 (GARC II 98-A)


     This Lease Supplement No. ___, dated as of _________, between GARC II 98-A Railcar Trust by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and General American Railcar Corporation II, a Delaware corporation ("Lessee");

                                  Witnesseth:

     Lessor and Lessee have heretofore entered into that certain Equipment Lease Agreement (GARC II 98-A) dated as of September 1, 1998 (the "Lease"). The terms used herein are used with the meanings assigned to such terms in the Lease.

     The Lease provides for the execution and delivery of one or more Lease Supplements substantially in the form hereof for, among other things, the purpose of particularly describing all or a portion of the Units of Equipment to be leased to Lessee under the Lease.

     Now, Therefore, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as herein supplemented, the Units described in Schedule 1 hereto.

     2. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     3. To the extent that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     5. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together constituting one and the same instrument.

                                   *   *   *

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered as of the date first above written.

                                    Lessor:

                                    GARC II 98-A RAILCAR TRUST,
                                    By: Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                                    Lessee:

                                    GENERAL AMERICAN RAILCAR
                                    CORPORATION II


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------



          (1)Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ____ day of September, 1998.



                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Indenture Trustee


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

----------
(1)  This language contained in the original counterpart only.

                                                                      Appendix A
                                                                              to
                                                                 Lease Agreement
                                                                 (GARC II  98-A)


                                  DEFINITIONS

General Provisions

     The following terms shall have the following meanings for all purposes of the Operative Agreements referred to below, unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main text of any Operative Agreement, the provisions of the main text of such Operative Agreement shall control the construction of such Operative Agreement.

     Unless otherwise required by the context, (i) references to agreements shall be deemed to mean and include such agreements as the same may be amended, supplemented and otherwise modified from time to time, and (ii) references to parties to agreements shall be deemed to include the permitted successors and assigns of such parties.

Defined Terms

     "AAR" shall mean the Association of American Railroads or any successor thereto.

     "Accounts" shall mean the Collection Account, the Operating Account, the Liquidity Reserve Account, the Special Reserves Account, the Non-Shared Payments Account, the Stipulated Loss Value Deficiency Account, the Cash Trapping Account, the Post Lease Reserve Account, the Special Insurance Reserves Account, and the Excess Cash Account.

     "Accumulated Equity Deficiency Amount" shall mean, on any Payment Date, the aggregate amount equal to the Equity Portion of Basic Rent scheduled for payment on or prior to such Payment Date and not paid plus the Equity Portion of any Stipulated Loss Value, Equity Portion of Termination Value, Equity Portion of Early Purchase Price or Basic Term Purchase Price, if any, then due and owing.

     "Adjusted Payment Amount" shall mean, for each Adjusted Principal Period, the product of (i) the sum of all principal payments made during such Adjusted Principal Period (excluding any Prepaid Amount), and (ii) the Adjustment Multiplier for such Adjusted Principal Period.

     "Adjusted Principal Period" shall mean, at any Payment Date (the "Relevant Payment Date"), (i) in the event no Prepayment has been made, the period from the Closing Date to and including the Payment Date immediately preceding the Relevant Payment Date, or (ii) in the event one or more Prepayments have been made on or prior to the Relevant Payment Date, each of the following periods, without duplication: (a) the period from the Closing Date to and including the first Payment Date thereafter on which a Prepayment has been made, (b) each period, if any, between two Payment Dates on which successive Prepayments have been made, in each case excluding the Payment Date upon which such period commences to and including, the Payment Date upon which such period ends, and
(c) the period, if any, from but excluding the Payment Date immediately preceding the Relevant Payment Date on which a Prepayment was made to and including the Payment Date immediately preceding the Relevant Payment Date.

     "Adjustment Multiplier" shall mean at any Payment Date (the "Relevant Payment Date") for any Adjusted Principal Period, a fraction, the numerator of which shall be the aggregate Equipment Cost of all Units included in the Indenture Estate on the Relevant Payment Date (including in this numerator the Equipment Cost of any Excluded Unit for the Relevant Payment Date) and the denominator of which shall be the aggregate Equipment Cost of all Units included in the Indenture Estate at the commencement of such Adjusted Principal Period.

     "Administrative Services Agreement" shall mean the Administrative Services Agreement (GARC II) dated as of September 1, 1998, between Lessee Parent and the Company.

     "Administrator" shall have the meaning assigned thereto in the Administrative Services Agreement.

     "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, or is controlled by, or is under a common control with, such Person; provided, however, that under no circumstance shall WTC be considered to be an Affiliate of any of the Owner Participant, the Owner Trustee, or the Trust, nor shall any of the Owner Participant, the Owner Trustee or the Trust be considered to be an affiliate of WTC. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "After-Tax Basis" shall mean, with respect to any payment due to any Person, that the amount of such payment is supplemented by a further payment or payments so that the sum of all such payments, after reduction for all Taxes payable by such Person by reason of the receipt or accrual of such payments, shall be equal to the payment due to such Person.

     "Alternative Minimum Tax" shall mean the alternative minimum tax imposed under Section 55 of the Code.

     "Appraisal" shall have the meaning assigned thereto in Section 4.3(a) of the Participation Agreement.

     "Average Life Date" shall mean, with respect to an Equipment Note, the date which follows (i) in the case of an Equipment Note being prepaid, the date of such prepayment or, (ii) in the case of an Equipment Note not being prepaid, the date of such determination, by a period equal to the Remaining Weighted Average Life of such Equipment Note.

     "Bankruptcy Code" shall mean Chapter 11 of Title 11 of the United States Code, 11 U.S.C. (S)101 et. seq.

     "Base Component" shall have the meaning assigned thereto in Section 5.2 of the Management Agreement.

     "Base Rate" shall mean the rate of interest announced from time to time by The First National Bank of Chicago at its principal office in Chicago, Illinois as its "corporate base rate" (or its equivalent successor rate, if the corporate base rate is no longer used).

     "Basic Rent" shall mean, with respect to any Unit, all rent payable by the Lessee to the Lessor pursuant to Section 3.2 of the Lease for the Basic Term for such Unit, and, upon the exercise by Lessee of its renewal option in respect of such unit, all rent payable pursuant to Section 22.4 of the Lease for any Renewal Term for such Unit.

     "Basic Term" shall have the meaning assigned thereto in Section 3.1 of the Lease.

     "Basic Term Commencement Date" shall mean the Closing Date.

     "Basic Term Expiration Date" shall mean September 20, 2020.

     "Basic Term Purchase Price" shall mean, with respect to any Unit, the amount equal to the product of the percentage set forth in Schedule 6 of the Participation Agreement and the Equipment Cost for such Unit.

     "Beneficial Interest" shall mean the interest of the Owner Participant under the Trust Agreement.

     "Bill of Sale" shall mean the full warranty bill of sale, dated the Closing Date or the date that any Replacement Unit is subjected to the Lease, from the Lessee to the Owner Trustee covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, Chicago, Illinois, the city and state in which the Collateral Agent maintains its corporate trust office, the city and state in which the principal corporate trust office of the Owner Trustee is located, or, until the Lien of the Indenture has been discharged, the city and state in which the principal corporate trust office of the Indenture Trustee is located.

     "Car Service Contract" shall have the meaning assigned thereto in the first recital clause of the Management Agreement.

     "Cash Trapping Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Cash Trapping Event" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Certificateholder" means the Person in whose name a Pass Through Certificate is registered in the register for Pass Through Certificates of a particular series.

     "Certificates" or "Pass Through Certificates" shall mean the Pass Through Certificates issued pursuant to each of the Pass Through Trust Supplements and the Pass Through Trust Agreement.

     "Claims" shall mean any and all costs, expenses, liabilities, obligations, losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), including, without limitation, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred in connection therewith or related thereto.

     "Closing" shall have the meaning assigned thereto in Section 2.3(b) of the Participation Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Collateral Agent" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Collection Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Company" or "Lessee" shall mean General American Railcar Corporation II, a Delaware corporation.

     "Company Documents" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Company Fleet" shall mean, collectively, the Equipment and the "Equipment" under the Other Leases.

     "Contiguous United States" shall mean the continental United States (excluding Alaska and Hawaii).

     "Credit Bankrupt" shall mean a Person which (i) is subject to any bankruptcy or insolvency proceeding, for reasons other than the occurrence of an extraordinary adverse event or circumstance which has led such Person to seek protection from its creditors, or (ii) is not paying its debts generally as they become due.

     "Customer" shall have the meaning assigned thereto in the first recital clause of the Management Agreement.

     "Debt Rate" shall mean an interest rate equal to ____% per annum (computed on the basis of a 360-day year of twelve 30-day months).

     "Default Interest" shall mean interest on any amount of the Rated Amortization Amount of, or Regular Interest on, Equipment Notes that was not paid when such amount became due and payable.

     "Default Rate" shall mean as of any date of determination, the lesser of
(x) (i) in the case of any amount paid to or for the benefit of the Owner Participant, 2.0% plus the Base Rate in effect as of such date, and (ii) in the case of any amount other than amounts referred to in (i), 2.0% over the Debt Rate and (y) the maximum interest rate permitted by law (computed on the basis of a 360-day year of twelve 30-day months).

     "Determination Date" shall mean a Payment Date.

     "Early Purchase Date" shall mean the early purchase date specified on
Schedule 6 to the Participation Agreement.

     "Early Purchase Price" shall mean, with respect to any Unit, the amount equal to the product of the percentage set forth in Schedule 6 to the Participation Agreement and the Equipment Cost for such Unit. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, the Early Purchase Price for a Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with its exercise of the option under Section 22.1 of the Lease, will be at least sufficient to pay in full as of the Early Purchase Date the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms hereof and all other amounts then due to the holders of the Equipment Notes in respect of such Unit.

     "Equipment" shall mean, collectively, those items of railroad rolling stock described in the Lease Supplements and the Indenture Supplements, together with any and all accessions, additions, improvements to and replacements from time to time incorporated or installed in any item thereof which are the property of the Owner Trustee pursuant to the terms of a Bill of Sale or the Lease.

     "Equipment Cost" shall mean, for each Unit, the purchase price therefor paid by the Owner Trustee to the Lessee pursuant to Section 2 of the Participation Agreement and as set forth in Schedule 1 to the Participation Agreement with respect to such Unit. Notwithstanding anything to the contrary contained in the Operative Agreements, the Equipment Cost for any Replacement Unit shall be deemed to be the Equipment Cost or deemed Equipment Cost of the Unit replaced by such Replacement Unit.

     "Equipment Lease" or "Lease" or "Lease Agreement" shall mean the Equipment Lease Agreement (GARC II 98-A), relating to the Equipment, dated as of September 1, 1998, between the Owner Trustee, in the capacities described therein, as Lessor, and the Lessee. The term "Lease" shall, except where the context otherwise requires, include each Lease Supplement entered into pursuant to the terms of the Lease.

     "Equipment Notes" shall mean the Equipment Notes, each substantially in the form set forth in Section 2.1 of the Indenture, issued by the Owner Trustee pursuant to Section 2.2 of the Indenture, and authenticated by the Indenture Trustee, in principal amounts, maturities and bearing interest at the rates and payable as provided in Section 2.2 of the Indenture and secured as provided in the Granting Clause of the Indenture, and shall include any Equipment Note issued in exchange therefor or replacement thereof pursuant to Section 2.7 or
2.8 of the Indenture.

     "Equity Information" shall mean the items set forth on Exhibit E to the Participation Agreement.

     "Equity Insufficiency Circumstance" shall mean, at any date, the failure of the Owner Participant to have received under the Intercreditor Agreement the full amount due on such date of the Accumulated Equity Deficiency Amount.

     "Equity Portion of Basic Rent" shall mean, at any Payment Date, the amount set forth in column (__) on Schedule 3 to the Participation Agreement corresponding to such Payment Date.

     "Equity Portion of Early Purchase Price" shall mean the amount designated as such in accordance with Schedule 6 to the Participation Agreement.

     "Equity Portion of Stipulated Loss Value" shall mean, as of any date, the amount set forth in column (__) on Schedule 4 to the Participation Agreement corresponding to such date.

     "Equity Portion of Termination Value" shall mean, as of any date, the amount set forth in column (__) on Schedule 4 to the Participation Agreement corresponding to such date.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law.

     "Event of Loss" shall have the meaning assigned thereto in Section 11.1 of the Lease.

     "Excepted Property" shall mean (i) all indemnity payments (including, without limitation, payments pursuant to Section 7 of the Participation Agreement or payments under the Tax Indemnity Agreement) to which the Owner Participant, WTC or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents is entitled pursuant to the Operative Agreements, (ii) any right, title or interest of WTC or the Owner Participant to any payment which by the terms of Section 17 of the Lease or any corresponding payment under Section 3.3 of the Lease shall be payable to or on behalf of WTC or to the Owner Participant, as the case may be, (iii) any insurance proceeds payable under insurance maintained by WTC or the Owner Participant pursuant to Section 12.5 of the Lease, (iv) any insurance proceeds payable to or on behalf of WTC or to the Owner Participant, under any public liability insurance maintained by the Lessee pursuant to Section 12 of the Lease (which shall include the amount of any self-insured retention paid by the Lessee) or by any other Person, (v) Transaction Costs or other amounts or expenses paid or payable to, or for the benefit of WTC or the Owner Participant pursuant to the Participation Agreement or the Trust Agreement, (vi) all right, title and interest of the Owner Participant or WTC in or relating to any portion of the Units and any other property (tangible or intangible), rights, titles or interests to the extent any of the foregoing has been released from the Lien of the Indenture pursuant to the terms thereof, (vii) upon termination of the Indenture pursuant to the terms thereof with respect to any Unit, all remaining amounts which shall have been paid or are payable by the Lessee and calculated on the basis of Stipulated Loss Value, (viii) any rights of the Owner Participant or WTC to demand, collect, sue for, or otherwise receive and enforce payment of the foregoing amounts, (ix) any amount payable to the Owner Participant by any Transferee as the purchase price of the Owner Participant's interest in the Trust Estate in compliance with the terms of the Participation Agreement and the Trust Agreement and (x) the respective rights of WTC or the Owner Participant to the proceeds of and interest on the foregoing.

     "Excepted Rights" shall have the meaning assigned thereto in Section 5.11 of the Indenture.

     "Excess Cash Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Excluded Unit" shall mean, at any Payment Date, any Unit (i) for which the applicable Lease is to be terminated pursuant to Section 10 of the Lease on such Payment Date, (ii) which suffers an Event of Loss or a deemed Event of Loss under Section 9.1 of the Lease and is not replaced pursuant to Section 11.2(i) prior to or on such Payment Date, or (iii) which is to be purchased by the Lessee pursuant to Section 6.9 of the Participation Agreement on such Payment Date; provided that the principal amount of the Equipment Note or Notes which corresponds to the Equipment Cost of such Unit is to be prepaid in accordance with Section 2.10 of the Indenture on such Payment Date (unless Lessee shall have assumed such obligations pursuant to and in accordance with Section 3.6 of the Indenture).

     "Existing Car Service Contracts" shall have the meaning assigned thereto in the fourth recital clause of the Participation Agreement.

     "Extended Unit" shall have the meaning assigned thereto in Section 22.7 of the Lease.

     "Fair Market Rental Value" or "Fair Market Sales Value" with respect to any Unit, shall mean the cash rent or cash price obtainable for such Unit in an arm's length lease or sale between an informed and willing lessee or purchaser under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller, under no compulsion to lease or sell, as the case may be, as the same shall be specified by agreement between the Lessor and the Lessee. If the parties are unable to agree upon a Fair Market Rental Value and/or a Fair Market Sales Value within 30 days after delivery of notice by the Lessee pursuant to Section 22 of the Lease, or otherwise where such determination is required, within a reasonable period of time, such value shall be determined by appraisal. The Lessee will, within 15 days after such 30-day period, provide the Lessor with the name of an appraiser that would be satisfactory to the Lessee, and the Lessor and the Lessee shall consult with each other with the intent of selecting a mutually acceptable appraiser. If a mutually acceptable appraiser is selected, the Fair Market Rental Value or the Fair Market Sales Value, as the case may be, shall be determined by such appraiser, and the Lessee shall bear the cost thereof. If the Lessee and the Lessor are unable to agree upon a single appraiser within such 15-day period, two independent qualified appraisers, one chosen by the Lessee and one chosen by the Lessor shall jointly determine such value, and the Lessor shall bear the cost of the appraiser selected by the Lessor, and the Lessee shall bear the cost of the appraiser selected by the Lessee. If such appraisers cannot agree on the amount of such value within 15 days of appointment, such appraisers shall, within five days after such 15-day period, appoint a third appraiser, and, if no such third appraiser is appointed within the five days specified therefor, one independent qualified appraiser shall be chosen by the American Arbitration Association. All three appraisers shall make a determination within a period of 15 days following appointment, and shall promptly communicate such determination in writing to the Lessor and the Lessee. If there shall be a panel of three appraisers, the three appraisals shall be averaged, the appraisal most divergent from such average shall be discarded, the remaining two appraisals shall be averaged and such average shall be the Fair Market Rental Value or Fair Market Sales Value, as the case may be. The determination made shall be conclusively binding on both the Lessor and the Lessee. If there shall be a panel of three appraisers, the Lessee and the Lessor shall equally share the cost of the third appraiser. If such appraisal is pursuant to Section 6.1(e) of the Lease or is in connection with the exercise of remedies set forth in Section 15 of the Lease, the Lessee shall pay the costs of such appraisal. Notwithstanding any of the foregoing, for the purposes of Section 15 of the Lease, the Fair Market Rental Value or the Fair Market Sales Value, as the case may be, shall be zero with respect to any Unit if the Lessor is unable to recover possession of such Unit in accordance with the terms of paragraph (b) of Section 15.1 of the Lease.

     "FRA" shall mean the Federal Railroad Administration or any successor thereto.

     "Functional Group" shall mean each and all of the various groups of Units so designated in Schedule 1 to the Participation Agreement.

     "GATC" or "Lessee Parent" shall mean General American Transportation Corporation, a New York corporation.

     "GATC Assignment" shall mean the assignment by Lessee Parent to the Lessee of the Existing Car Service Contracts on the Closing Date.

     "GATC Bill of Sale" shall mean the Bill of Sale, dated the Closing Date and executed and delivered by Lessee Parent pursuant to the Transfer and Assignment Agreement, conveying the Equipment to the Lessee.

     "Hazardous Substances" shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR (S) 172.101) or by the

Environmental Protection Agency as hazardous substances (40 CFR (S) 302.4), or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law or the equivalent under applicable foreign laws including, without limitation, any materials, waste or substance which is (a) petroleum, (b) asbestos, (c) polychlorinated biphenyls, (d) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under applicable local, state or federal law or the equivalent under applicable foreign laws, (e) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act of 1977, (f) defined as "hazardous waste" pursuant to
Section 1004 of the Resource Conservation and Recovery Act of 1976, or (g) defined as "hazardous substances" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980.

     "Incentive Component" shall have the meaning assigned thereto in Section
5.3 of the Management Agreement.

     "Indemnified Person" shall have the meaning assigned thereto in Section 7.2(b) of the Participation Agreement.

     "Indenture" or "Trust Indenture" shall mean the Trust Indenture and Security Agreement (GARC II 98-A), dated as of September 1, 1998 between the Owner Trustee, in the capacities described therein, and the Indenture Trustee. The term "Indenture" or "Trust Indenture" shall include, except where the context otherwise requires, each Indenture Supplement entered into pursuant to the terms of the Indenture.

     "Indenture Default" shall mean an Indenture Event of Default or an event which, with notice or the passage of time or both, would become an Indenture Event of Default.

     "Indenture Estate" shall have the meaning assigned thereto in the Granting Clause of the Indenture.

     "Indenture Event of Default" shall have the meaning assigned thereto in
Section 4.1 of the Indenture.

     "Indenture Investment" shall mean any obligation issued or guaranteed by the United States of America or any of its agencies for the payment of which the full faith and credit of the United States of America is pledged and with a final maturity on or before the date which is the earlier of (a) ninety days from the date of purchase thereof and (b) the first Payment Date occurring after the date of purchase thereof.

     "Indenture Supplement" shall mean an Indenture Supplement (GARC II 98-A) dated the Closing Date or the date that any Replacement Unit is subjected to the Lien of the Indenture, substantially in the form of Exhibit A to the Indenture, between the Owner Trustee, in the capacities described therein, and the Indenture Trustee, covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be. A "related" Indenture Supplement, when used with respect to any Unit or Units, shall mean the Indenture Supplement under which such Unit or Units is or are included in the Indenture Estate.

     "Indenture Trustee" shall mean State Street Bank and Trust Company, a Massachusetts trust company, as trustee under the Indenture and any successor institution.

     "Indenture Trustee Agreements" shall mean the Operative Agreements to which the Indenture Trustee is or will be a party.

     "Inflation Factor" means, with respect to any calendar year, the quotient (expressed as a decimal) obtained by dividing (i) the PPI published in respect of the most recently ended calendar year (the "New Year"), by (ii) the PPI published in respect of the calendar year immediately preceding the New Year, and subtracting 1.00 from the resulting quotient. "PPI", for purposes hereof, means, with respect to any calendar year or any period during any calendar year, the "Producer Price Index" applicable to the capital equipment sector as published by the Bureau of Labor Statistics for the United States Department of Labor. If the PPI shall be converted to a different standard reference base or otherwise revised after the date hereof, PPI shall thereafter be calculated with use of such new or revised statistical measure published by the Bureau of Labor Statistics or, if not so published, as may be published by any other reputable publisher of such price index selected by the Manager. The Inflation Factor may be a negative number.

     "Initial Manager" shall mean General American Transportation Corporation, a New York corporation.

     "Insurance Agreement" shall mean the Insurance Agreement dated as of September 1, 1998 between the Lessee and Lessee Parent.

     "Insurance Manager" shall have the meaning assigned thereto in the Insurance Agreement.

     "Interchange Rules" shall mean the interchange rules or supplements thereto of the AAR, as the same may be in effect from time to time.

     "Intercreditor Agreement" shall mean the Collateral Agency and Intercreditor Agreement dated as of September 1, 1998 among the Lessee, the Collateral Agent, the Owner Trustee, the Indenture Trustee, the Manager, the Insurance Manager and certain other Persons.

     "Investment Banker" shall mean an independent investment banking institution of national standing appointed by the Lessee or, if the Indenture Trustee does not receive notice of such appointment at least ten days prior to a scheduled prepayment date or if a Lease Event of Default under the Lease shall have occurred and be continuing, appointed by the Indenture Trustee.

     "Late Payment Interest" shall mean (i) in the case of the Accumulated Equity Deficiency Amount, interest at the Late Rate and interest at such rate on any overdue amounts of such interest, (ii) in the case of that portion of any overdue payment of Stipulated Loss Value or Termination Value that is in excess of the principal amount of the Equipment Notes then outstanding and which are allocated to the Units with respect to which such payment is made, interest at the Late Rate, (iii) in the case of a portion of overdue Basic Rent equal to any Payment Deficiency, interest at a rate equal to the Debt Rate, (iv) any Late Payment Premium, (v) in the case of any Late Payment Premium that is overdue, interest at the rate specified in the definition of "Late Payment Premium," and
(vi) in respect of any other overdue amount, including Basic Rent and Supplemental Rent, interest at the Default Rate.

     "Late Payment Premium" shall mean, with respect to any Payment Deficiency for which a Late Payment Premium is payable on a Payment Date, an amount of interest (computed on the basis of a 360-day year of twelve 30-day months) on the Payment Deficiency, for the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date, at a rate equal to 1.5% per annum.

     "Late Rate" shall mean an interest rate equal to the lesser of __% per annum or the maximum rate permitted by applicable law (computed on the basis of a 360-day year of twelve 30-day months).

     "Lease" or "Lease Agreement" or "Equipment Lease" shall mean the Equipment Lease Agreement (GARC II 98-A), relating to the Equipment, dated as of September 1, 1998, between the Owner Trustee, in the capacities described therein, as Lessor, and the Lessee. The term "Lease" shall, except where the context otherwise requires, include each Lease Supplement entered into pursuant to the terms of the Lease.

     "Lease Default" shall mean a Lease Event of Default or an event which, with notice or passage of time or both, would become a Lease Event of Default.

     "Lease Event of Default" shall have the meaning assigned thereto in Section 14 of the Lease.

     "Lease Supplement" shall mean a Lease Supplement (GARC II 98-A), dated the Closing Date or the date that any Replacement Unit is subjected to the Lease, substantially in the form of

Exhibit A to the Lease, between the Lessor and the Lessee, covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be. A "related" Lease Supplement, when used with respect to any Unit or Units, shall mean the Lease Supplement under which such Unit or Units is or are leased.

     "Lease Term" shall mean, with respect to any Unit, the Basic Term applicable to such Unit and any Renewal Term applicable to such Unit then in effect.

     "Lessee" or "Company" shall mean General American Railcar Corporation II, a Delaware corporation.

     "Lessee Agreements" shall mean the Operative Agreements to which the Lessee is or will be a party.

     "Lessee Parent" or "GATC" shall mean General American Transportation Corporation, a New York corporation.

     "Lessor" shall mean the Trust.

     "Lessor's Lien" means any Lien affecting, on or in respect of, the Equipment, the Lease or any other part of the Trust Estate arising as a result of (i) claims against the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant, in each case unrelated to the transactions contemplated by the Operative Agreements, or (ii) acts of the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant, in each case unrelated to the transactions contemplated by the Operative Agreements or acts or omissions in breach of any covenant or agreement of such Person set forth in any of the Operative Agreements, or (iii) taxes imposed against the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant or the Trust Estate which are not required to be indemnified against by the Lessee pursuant to the Participation Agreement or under the Tax Indemnity Agreement.

     "Lien" shall mean any mortgage, pledge, security interest, lien, encumbrance, lease, disposition of title or other charge of any kind on property.

     "Limited Use Property" shall have the meaning set forth in Rev. Proc. 76-30, 1976-2 C.B. 647.

     "Liquidity Reserve Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Loan Participant" shall mean and include each registered holder from time to time of an Equipment Note issued under the Indenture, including, so long as it holds any Equipment Notes issued thereunder, the Pass Through Trustee under the Pass Through Trust Agreement.

     "Loan Participant's Commitment" shall have the meaning assigned thereto in
Section 2.2(b) of the Participation Agreement.

     "Lockbox" shall have the meaning assigned thereto in Section 6.2(a) of the Management Agreement.

     "Lockbox Agreement" shall mean the agreement by and between Lessee Parent, as Trustee for itself, individually, General American Railcar Corporation, General American Railcar Corporation II, such other Persons as may be named parties thereto from time to time and the Lockbox Bank.

     "Lockbox Bank" shall have the meaning assigned thereto in Section 6.2(a) of the Management Agreement.

     "Majority In Interest" shall mean, as of a particular date of determination and with respect to any action or decision of the holders of the Equipment Notes, the holders of more than 50% of the aggregate unpaid principal amount of the Equipment Notes, if any, then outstanding which are affected by such decision or action, excluding any Equipment Notes held by the Owner Participant or the Lessee or an Affiliate of the Owner Participant or the Lessee unless all Equipment Notes are so held.

     "Make-Whole Amount" shall mean, with respect to the principal amount of any Equipment Note to be prepaid on any prepayment date, the amount which the Investment Banker determines as of the third Business Day prior to such prepayment date to equal the product obtained by multiplying (a) the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest, based upon Scheduled Amortization, from the prepayment date to the Scheduled Maturity Date of such Equipment Note, discounted monthly on the day of each month at a rate equal to the Treasury Rate plus .15%, based upon a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such Equipment Note , based upon Scheduled Amortization, plus any accrued but unpaid interest thereon by (b) a fraction, the numerator of which shall be the aggregate unpaid principal amount of such Equipment Note to be prepaid on such prepayment date and the denominator of which shall be the aggregate unpaid principal amount of such Equipment Note; provided that the aggregate unpaid principal amount of such Equipment Note for the purpose of clause (a)(ii) and (b) of this definition shall be determined after deducting the principal installment, if any, due on such prepayment date.

     "Management Agreement" shall mean the Operation, Maintenance, Servicing and Remarketing Agreement dated as of September 1, 1998 between the Company and the Manager.

     "Management Fee" shall have the meaning assigned thereto in Section 5.1 of the Management Agreement.

     "Manager" shall mean General American Transportation Corporation, a New York corporation, and any Successor Manager under the Management Agreement.

     "Manager Agreements" shall mean the Operative Agreements to which the Manager is or is to be a party (whether or not in such capacity).

     "Manager's Cost" shall have the meaning assigned thereto in Section 5.4(a) of the Management Agreement.

     "Manager's Fleet" shall mean railcars owned, leased or managed by the Manager other than the Company Fleet.

     "Marks Company" shall have the meaning assigned thereto in Section 6.4 of the Management Agreement.

     "Modification" shall have the meaning assigned thereto in Section 9.2 of the Lease.

     "Net Economic Return" shall mean the net after-tax yield and total after-tax cash flow expected by the original Owner Participant with respect to the Equipment (both through the Early Purchase Date and the Basic Term Expiration
Date), utilizing the multiple investment sinking fund method of analysis and the same assumptions as used by such Owner Participant in making the computations of Basic Rent, Stipulated Loss Value and Termination Value, terms of Equipment Notes, Early Purchase Price and Basic Term Purchase Price initially set forth in Schedules 3, 4, 5 and 6 to the Participation Agreement.

     "Non-Severable Modification" shall mean any Modification that is not a Severable Modification.

     "Non-Shared Payments Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Notice of Delivery" shall have the meaning assigned thereto in Section 2.3(a) of the Participation Agreement.

     "Officer's Certificate" shall mean a certificate signed (i) in the case of a corporation, by the President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such corporation, (ii) in the case of a partnership, by the Chairman of the Board, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, (iii) in the case of a commercial bank or trust company, by the Chairman or Vice Chairman of the Executive Committee or the Treasurer, any Trust Officer, any Vice President, any Executive or Senior or Second or Assistant Vice President, or any other officer or assistant officer customarily performing the functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (iv) in the case of a limited liability company, any manager thereof and any President, Managing Director or Vice President thereof.

     "Operating Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Operative Agreements" shall mean the Transfer and Assignment Agreement, the GATC Bill of Sale, the Participation Agreement, the Bill of Sale, the Trust Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplements, the Pass Through Certificates, the Equipment Notes, the Lease, the Lease Supplements, the Indenture, the Indenture Supplements, the Tax Indemnity Agreement, the Intercreditor Agreement, the Purchase Agreement, the Management Agreement, the Insurance Agreement and the Lockbox Agreement.

     "Other Leases" means (i) the Equipment Lease Agreement (GARC II 98-B) dated as of September 1, 1998 between the Lessee and GARC II 98-B Railcar Trust, by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of September 1, 1998 with [______________________], and (ii) the Equipment Lease Agreement (GARC II 98-C) dated as of September 1, 1998 between the Lessee and GARC II 98-C Railcar Trust, by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of September 1, 1998 with [__________________].

     "Outside Renewal Date" shall have the meaning assigned thereto in Section
22.5 of the Lease.

     "Owner Participant" shall mean [Owner Participant], a [__________________], and its successors and permitted assigns.

     "Owner Participant Agreements" shall mean the Operative Agreements to which the Owner Participant is or will be a party.

     "Owner Participant's Commitment" shall have the meaning assigned thereto in
Section 2.2(a) of the Participation Agreement.

     "Owner Trustee" shall mean Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement and its successors thereunder.

     "Owner Trustee Agreements" shall mean the Operative Agreements to which the Owner Trustee, either in its individual or fiduciary capacity, is or will be a party.

     "Parent" means GATX Corporation, a New York corporation.

     "Participants" shall mean, collectively, the Loan Participant and the Owner Participant.

     "Participation Agreement" shall mean the Participation Agreement (GARC II 98-A) dated as of September 1, 1998, among the Lessee, the Manager, the Lessee Parent, the Pass Through Trustee, the Owner Participant, the Owner Trustee and the Indenture Trustee.

     "Pass Through Certificates" or "Certificates" shall mean the Pass Through Certificates issued pursuant to each of the Pass Through Trust Supplements and the Pass Through Trust Agreement.

     "Pass Through Trust Agreement" shall mean the Pass Through Trust Agreement, dated as of September 1, 1998, between the Lessee and the Pass Through Trustee.

     "Pass Through Trust Estate" shall mean the Trust (as defined in the Pass Through Trust Agreement) created by the Pass Through Trust Supplement.

     "Pass Through Trust Supplement" shall mean Trust Supplement No. 1 dated September 1, 1998 between the Lessee and the Pass Through Trustee, which supplements the Pass Through Trust Agreement (i) by creating a separate trust for the holders of certain Pass Through Certificates, (ii) by authorizing the issuance of such Pass Through Certificates and (iii) by establishing the terms of such Pass Through Certificates.

     "Pass Through Trustee" shall mean State Street Bank and Trust Company, in its capacity as trustee under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplements, and each other Person which may from time to time act as successor trustee under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplement.

     "Pass Through Trustee Agreements" shall mean the Operative Agreements to which the Pass Through Trustee is or will be a party.

     "Payment Account" shall have the meaning assigned thereto in Section 6.4(c) of the Indenture.

     "Payment Date" shall mean the 20th day of each month through and including the Rated Maturity Date, commencing October 20, 1998, provided that if any such date shall not be a Business Day, then "Payment Date" shall mean the next succeeding Business Day; provided, however, that interest and Late Payment Premium payable on such Payment Date, and all other calculations as of such Payment Date, shall be computed as of the date which would have been a Payment Date if such date were a Business Day.

     "Payment Deficiency" shall have the meaning assigned thereto in Section 2.2 of the Indenture.

     "Permitted Liens" shall mean: (i) the interests of the Lessee and the Owner Trustee under the Lease and the Lease Supplements; (ii) the interest of the Lessee and any Sublessee as provided in any Permitted Sublease; (iii) any Liens for taxes, assessments, levies, fees and other governmental and similar charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or interference with the payment of Rent; (iv) any Liens of mechanics, suppliers, materialmen, laborers, employees, repairmen and other like Liens arising in the ordinary course of Lessee's (or if a sublease is then in effect, any Sublessee's) business securing obligations which are not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or interference with the payment of Rent; (v) the Lien granted to the Indenture Trustee under and pursuant to the Indenture, and the respective rights of the Loan Participant, the Indenture Trustee, the Owner Participant and the Owner Trustee under the Operative Agreements; (vi) Liens arising out of any judgment or award against the Lessee (or any sublessee permitted pursuant to Section 8.3 of the Lease) with respect to which an appeal or proceeding for review is being presented in good faith and for the payment of which adequate reserves have been provided as required by generally accepted accounting principles or other appropriate provisions have been made and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and there exists no material risk of sale, forfeiture, loss, or loss of or interference with the use or possession of any Unit or any interest therein or interference with the payment of Rent, and (vii) salvage rights of insurers under insurance policies maintained pursuant to Section 12 of the Lease.

     "Permitted Subleases" shall have the meaning assigned thereto in Section
8.3 of the Lease.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust, association or unincorporated organization, and a government or agency or political subdivision thereof.

     "Post Lease Term Reserve Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Preliminary Prospectus" shall mean the Preliminary Prospectus dated September __, 1998 relating to the offering of the Pass Through Certificates.

     "Premium" shall mean any Make-Whole Amount and any Late Payment Premium payable pursuant to the Indenture.

     "Prepaid Amount" shall mean, at any Payment Date, the aggregate principal amount that was prepaid, if any, pursuant to Section 2.10 of the Indenture prior to and including such Payment Date.

     "Prepayment" shall mean a prepayment of outstanding principal under the Equipment Notes in accordance with Section 2.10 of the Indenture at any Payment Date.

     "Prepayment Multiplier" shall mean, at any Payment Date, a fraction, the numerator of which shall be the aggregate Equipment Cost of all Units then included in the Indenture Estate as of such Payment Date (excluding the Equipment Cost of any Excluded Unit) and the denominator of which shall be the aggregate Equipment Cost of all Units originally included in the Indenture Estate as of the Closing Date.

     "Pricing Date" shall mean the date on which the Underwriting Agreement is executed and delivered by the Lessee and the Underwriters.

     "Projected Coverage Ratio" as of any Calculation Date (as defined in the Intercreditor Agreement), shall mean the ratio of (i) the sum of projected Available Amounts (as defined in the Intercreditor Agreement) for the six-month period immediately succeeding such Calculation Date to (ii) the sum of Basic Rent due or to become due and payable on the six consecutive Rent Payment Dates which occur following such Calculation Date, as such amounts are certified to by an officer's certificate signed by an authorized representative of each of the Company and the Manager.

     "Prospectus" shall mean the Prospectus dated September __, 1998 relating to the offering of the Pass Through Certificates.

     "Rated Amortization" shall mean the amount of principal of the Equipment Notes specified for each Payment Date set forth in Annex A to the Indenture.

     "Rated Amortization Amount" shall mean, at any Payment Date, the excess, if any, of (i) the product of (A) the sum of all amounts specified in Annex A to the Indenture as Rated Amortization opposite the respective dates occurring on or before such Payment Date and (B) the Prepayment Multiplier, over (ii) the sum of the Adjusted Payment Amount for each Adjusted Principal Period prior to such Payment Date.

     "Rated Maturity Date" shall mean ____________, 20__.

     "Rated Obligations Due" shall mean, at any Payment Date, the sum of (a) the Rated Amortization Amount at such Payment Date plus (b) accrued and unpaid Regular Interest that is due and payable on such Payment Date.

     "Rating Agencies" shall mean, at any time, Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. and Moody's Investors Service, Inc., or any successor to any such corporation's business of rating securities which is then providing a rating for the Pass Through Certificates.

     "Refunding Date" shall have the meaning assigned thereto in Section 10.2(a) of the Participation Agreement.

     "Regular Interest" shall mean interest at the Debt Rate on the unpaid portions of the principal amounts of the outstanding Equipment Notes.

     "Reimbursable Services" shall have the meaning assigned thereto in Section
5.4 of the Management Agreement.

     "Related Indemnitee Group" shall have the meaning assigned thereto in
Section 7.2(b) of the Participation Agreement.

     "Related Transactions" shall mean the additional leveraged lease transactions evidenced by the Other Leases and with respect to which the Pass Through Trustee has agreed to acquire the related equipment notes.

     "Remaining Weighted Average Life" shall mean, with respect to any date of prepayment or any date of determination of any Equipment Note, the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining principal payment on such Equipment Note (assuming that after such date, principal payments are made only in the Scheduled Amortization Amounts) by (ii) the number of days from and including the prepayment date or date of determination to but excluding the scheduled payment date of such principal payment by (b) the unpaid principal amount of such Equipment Note.

     "Renewal Rent" shall have the meaning assigned thereto in Section 22.4 of the Lease.

     "Renewal Term" shall mean, with respect to any Unit, any term in respect of which the Lessee shall have exercised its option to renew the Lease for such Unit pursuant to Section 22.4 thereof, or in respect of which the Lease Term has been deemed to have been renewed as provided in Section 22.7 of the Lease.

     "Rent" shall mean all Basic Rent and Supplemental Rent.

     "Rent Payment Date" shall mean the 20th day of each month occurring during the Lease Term, commencing October 20, 1998, provided that if any such date shall not be a Business Day, then "Rent Payment Date" shall mean the next succeeding Business Day; provided, however, that interest and Late Payment Premium payable on such Rent Payment Date, and all other calculations as of such Rent Payment Date, shall be computed as of the date which would have been a Rent Payment Date if such date were a Business Day.

     "Replacement Unit" shall have the meaning assigned thereto in Section 11.4 of the Lease.

     "Required Modification" shall have the meaning assigned thereto in Section
9.1 of the Lease.

     "Reserve Accounts" shall mean, collectively, the Cash Trapping Account, the Liquidity Reserve Account, the Special Reserve Account, the Special Insurance Reserves Account and the Post Lease Reserve Account.

     "Responsible Officer" shall mean, with respect to the subject matter of any covenant, agreement or obligation of any party contained in any Operative Agreement, the President, or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or other officer, who in the normal performance of his or her operational responsibility would have knowledge of such matter and the requirements with respect thereto; and with respect to the Collateral Agent, the Owner Trustee and the Indenture Trustee, any trust officer at its corporate trust office (or any other officer to whom any matter has been referred because of such officer's knowledge and familiarity with the particular subject); and when used in connection with the Lessee, "Responsible Officer" shall include any such officer of the Manager or the Insurance Manager acting on behalf of the Lessee under the Management Agreement or the Insurance Agreement, as the case may be.

     "Scheduled Amortization" shall mean the amount of principal of the Equipment Notes specified for each Payment Date set forth in Annex B to the Indenture.

     "Scheduled Amortization Amount" shall mean, at any Payment Date, the excess, if any, of (i) the product of (A) the sum of all amounts specified in Annex B to the Indenture as Scheduled Amortization opposite the respective dates occurring on or before such Payment Date and (B) the Prepayment Multiplier, over
(ii) the sum of the Adjusted Payment Amount for each Adjusted Principal Period prior to such Payment Date.

     "Scheduled Obligations Due" shall mean, at any date, an amount equal to the excess, if any, of (i) the Scheduled Amortization Amount at such date over (ii) the Rated Amortization Amount at such date.

     "Scheduled Closing Date" shall have the meaning assigned thereto in Section 2.7(b) of the Participation Agreement.

     "Security" shall have the meaning assigned thereto in Section 2(1) of the Securities Act of 1933, as amended.

     "Services Standard" shall have the meaning assigned thereto in the Management Agreement.

     "Servicing Agreement" shall mean the Amended and Restated Management and Servicing Agreement dated as of September 1, 1998 between Lessee Parent and the Marks Company.

     "Severable Modification" shall mean any Modification that is readily removable without causing damage to the Equipment or any Unit (other than damage which is de minimis) and without diminishing, other than in a de minimis respect, the value, utility or useful life of the Equipment or any Unit below the value, utility or useful life of the Equipment or such Unit immediately prior to removal of such Modification, assuming that the Equipment or such Unit was then at least in the condition required to be maintained by the terms of the Lease.

     "Special Insurance Reserves Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Special Reserves Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Specified Investments" (i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having remaining maturities of no more than the number of remaining days until the next Monthly Transfer Date), (ii) commercial paper (having remaining maturities of no more than the number of days remaining until the next Monthly Transfer Date (as defined in the Intercreditor Agreement) having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in its highest investment category), (iii) a Guaranteed Investment Contract (a "GIC") from an Acceptable GIC Provider (as defined in the Intercreditor Agreement), (iv) a GIC provided by GATX, provided that such obligations are supported by an Acceptable Letter of Credit (as defined in the Intercreditor Agreement), (v) investments in funds rated in the highest investment category by each Rating Agency and (vi) repurchase agreements and similar short term instruments.

     "STB" shall mean the Surface Transportation Board of the United States Department of Transportation, or any successor thereto.

     "Stipulated Loss Deficiency Account" shall have the meaning assigned thereto in the Intercreditor Agreement.

     "Stipulated Loss Value" for any Unit as of any date of determination shall mean the amount determined by multiplying the Equipment Cost for such Unit by the percentage set forth in Schedule 4 to the Participation Agreement opposite the Rent Payment Date on which such Stipulated Loss Value is being determined; provided that during any Renewal Term, "Stipulated Loss Value" shall be determined as provided in Section 22.6 of the Lease. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, Stipulated Loss Value for such Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss, will be at least sufficient to pay in full as of the date of payment thereof the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms hereof and all other amounts then due to the holders of the Equipment Notes.

     "Storage Period" shall have the meaning assigned thereto in Section 6.1(c)(i) of the Lease.

     "Storage Period Commencement Date" shall have the meaning assigned thereto in Section 6.1(c)(i) of the Lease.

     "Sublease Payments" shall mean all amounts paid or payable by or on behalf of, or credited to, the Company under, or in respect of, a Car Service Contract, including, without limitation, all service charges, rentals, excess mileage charges, delivery costs reimbursed by the Customer and cancellation or penalty payments, as well as all amounts paid or payable by the Customer as reimbursement, indemnity, fees or commissions, or on account of assumed financial responsibility or liability or otherwise.

     "Sublessees" shall mean the lessees under Permitted Subleases.

     "Subsidiary" of any Person shall mean any corporation, association, or other business entity of which more than 50% (as determined by reference to the total number of votes) of the voting stock outstanding at the time of determination shall at such time be owned, directly or indirectly, by such Person or by any other corporation, association or trust which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more such Subsidiaries.

     "Successor Lockbox Trustee" shall have the meaning assigned thereto in
Section 6.3 of the Management Agreement.

     "Successor Manager" shall have the meaning assigned thereto in Section 8.4 of the Management Agreement.

     "Super-Majority in Interest" as of a particular date of determination shall mean with respect to any action or decision of the holders of the Equipment Notes, the holders of 100% of the aggregate unpaid principal amount of the Equipment Notes, if any, then outstanding, excluding any Equipment Notes held by the Owner Participant or the Lessee or an Affiliate of the Owner Participant or the Lessee.

     "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee is obligated to pay under the Operative Agreements to or on behalf of any of the other parties thereto, including, but not limited to, Termination Value and Stipulated Loss Value payments.

     "Tax Indemnitee" shall have the meaning assigned thereto in Section 7.1 of the Participation Agreement.

     "Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement (GARC II 98-A) dated as of September 1, 1998 between GATC and the Owner Participant.

     "Taxes" shall have the meaning assigned thereto in Section 7.1(b) of the Participation Agreement.

     "Terminated Units" shall have the meaning assigned thereto in Section 10.1 of the Lease.

     "Termination Date" shall have the meaning assigned thereto in Section 10.1 of the Lease.

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     "Termination Value" for any Unit as of any date of determination shall mean the amount determined by multiplying the Equipment Cost for such Unit by the percentage set forth in Schedule 4 to the Participation Agreement opposite the Rent Payment Date on which such Termination Value is being determined; provided that during any Renewal Term, "Termination Value" shall be determined as provided in Section 22.6 of the Lease. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, Termination Value for such Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with such termination, will be at least sufficient to pay in full as of the date of payment thereof the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms thereof and all other amounts then due to the holders of the Equipment Notes.

     "Total Equipment Cost" shall mean the sum of the Equipment Costs for each Unit.

     "Total Managed Fleet" shall mean the Manager's Fleet and the Company Fleet.

     "Transaction Costs" shall have the meaning assigned thereto in Section 2.5(a) of the Participation Agreement.

     "Transfer and Assignment Agreement" shall mean the Transfer and Assignment Agreement dated as of September 1, 1998 between Lessee Parent and the Company.

     "Transferee" shall have the meaning assigned thereto in Section 6.1(a) of the Participation Agreement.

     "Treasury Rate" shall mean with respect to prepayment of each Equipment Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note is reported in the most recent H.15(519), as published in H.15(519)). H.15(519) means "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519)

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means the latest H.15(519) which is published prior to the close of business on the third Business Day preceding the scheduled prepayment date.

     "Trust" shall mean the trust created under the Trust Agreement.

     "Trust Agreement" shall mean that certain Trust Agreement (GARC II 98-A), dated as of September 1, 1998, between the Owner Participant and Wilmington Trust Company.

     "Trust Estate" shall have the meaning assigned thereto in Section 2.2 of the Trust Agreement.

     "Trust Indenture" or "Indenture" shall mean the Trust Indenture and Security Agreement (GARC II 98-A), dated as of September 1, 1998 between the Owner Trustee, in the capacities described therein, and the Indenture Trustee. The term "Indenture" or "Trust Indenture" shall include, except where the context otherwise requires, each Indenture Supplement entered into pursuant to the terms of the Indenture.

     "Trustee" shall mean each of the Owner Trustee, the Indenture Trustee or the Pass Through Trustee, and "Trustees" shall mean the Owner Trustee, Indenture Trustee and the Pass Through Trustee, collectively.

     "Underwriters" shall mean Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated.

     "Underwriting Agreement" shall mean that certain Underwriting Agreement between the Lessee and the Underwriters, relating to the sale and purchase of the Pass Through Certificates.

     "Unit" shall mean each unit or item of Equipment.

     "Unit Monthly Fee" shall have the meaning assigned thereto in Section 5.2(b) of the Management Agreement.

     "WTC" shall mean Wilmington Trust Company, a Delaware trust company.

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